Supplemental Information

September 30, 2007

Supplemental Information

Table of Contents

September 30, 2007

The information within refers to all Highwoods Properties’ wholly-owned entities, except pages 30 to 37, unless noted otherwise. Wholly-owned entities include properties classified as both continuing operations and discontinued operations.

All financial information contained in this document is “unaudited.” In addition, certain matters discussed in this supplemental, including estimates of net operating income, pre-leasing commitments and the cost, timing and stabilization of announced development projects, are forward-looking statements within the meaning of the federal securities laws. Although Highwoods believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that its expectations will be achieved. Factors that could cause actual results to differ materially from Highwoods’ current expectations include general economic conditions, local real estate conditions, the timely development and lease-up of properties, and the other risks detailed from time to time in the Company’s SEC reports.

Highwoods Properties, Inc.

Summary

Amounts in thousands, except per share amounts and ratios
	Three Months Ended
	09/30/07	06/30/07	03/31/07	12/31/06	09/30/06
Shares and units:
Common shares outstanding at end of period	57,158	57,131	56,711	56,211	55,635
Common units outstanding at end of period	4,059	4,062	4,115	4,733	5,014
Weighted average common shares outstanding - basic	56,628	56,460	56,040	55,740	54,470
Weighted average common shares outstanding - diluted	61,396	61,562	61,900	62,365	61,457

Share price:
At end of period	$36.67	$37.50	$39.49	$40.76	$37.21
High close during period	39.01	43.84	46.95	41.31	38.15
Low close during period	32.09	37.50	37.99	36.40	35.39

Financial information:
Land sale gains	$225	$969	$15,835	$6,974	$2,103
Land impairment	(789)	—	—	—	—
Lease termination income	259	1,477	41	618	249
Straight line rental income	908	890	1,572	2,401	2,006
Capitalized interest	2,742	2,365	2,147	1,770	1,701
Impairments on depreciable properties	(384)	—	—	—	(2,600)
Gains on sales of depreciable properties	8,064	1,475	20,651	10,925	3,712
Gain from property insurance settlement	—	—	4,128	—	—

Total debt/ total assets 1/	56.2%	55.3%	53.4%	52.7%	52.9%
Total debt/ total market capitalization 1/	40.7%	39.4%	36.9%	35.9%	37.9%

Funds from operations per share - diluted	$0.59	$0.58	$0.91	$0.71	$0.53

Funds from operations per share - diluted, excluding certain items 2/	$0.61	$0.60	$0.91	$0.71	$0.59

Wholly - owned property information:

In-Service rentable square feet:
Office	19,003	19,194	19,154	19,244	19,507
Industrial	5,942	6,280	6,280	6,281	6,605
Retail	1,318	1,317	1,326	1,327	1,431

Total	26,263	26,791	26,760	26,852	27,543

In-Service occupancy:
Office	89.7%	88.5%	89.3%	89.0%	88.1%
Industrial	91.4%	90.8%	91.9%	91.7%	91.8%
Retail	94.4%	94.8%	95.4%	95.7%	96.2%

Total	90.4%	90.0%	89.4%	88.1%	87.7%

1/	Includes financing obligations.
2/	Excludes impairments on depreciable assets, losses on debt extinguishments and preferred stock redemption/repurchase charges.

Highwoods Properties, Inc.	i

Corporate Information

Board of Directors	Research Coverage

Thomas W. Adler	Credit Suisse - North America
Gene H. Anderson	John Stewart - 212-538-3183
Kay N. Callison
Edward J. Fritsch	Deutsche Banc Securities
Lawrence S. Kaplan	Lou Taylor - 212-469-4912
Sherry A. Kellett
L. Glenn Orr Jr.	Friedman, Billings, Ramsey & Co., Inc.
O. Temple Sloan Jr., Chairman	Wilkes Graham - 703-312-9737

Corporate Officers	Green Street Advisors
Cedric Lachance - 949-640-8780
Edward J. Fritsch
President, Chief Executive Officer and Director	Morgan Stanley
David Cohen - 212-761-8564
Michael E. Harris
Executive Vice President and Chief Operating Officer	Smith Barney Citigroup
Jonathan Litt - 212-816-0231
Terry L. Stevens
Senior Vice President, Chief Financial Officer	Stifel Nicolaus
John Guinee - 410-454-5520
Daniel L. Clemmens
Vice President, Chief Accounting Officer	UBS Securities
Jamie Feldman - 212-713-4932
S. Hugh Esleeck
Treasurer	Wachovia Securities
Chris Haley - 443-263-6773
Julie M. Kelly
Vice President, Internal Audit and Compliance

Carman J. Liuzzo
Vice President, Investments

David J. Matthes
Corporate Vice President, Leasing

Art H. McCann
Chief Information Officer

Jeffrey D. Miller
Vice President, General Counsel and Secretary

Kevin E. Penn
Vice President, Strategy

Tabitha N. Zane
Vice President, Investor Relations and Corporate Communications

Highwoods Properties, Inc.	ii

Corporate Information

Divisional Officers	Corporate Headquarters
Highwoods Properties, Inc. 3100 Smoketree Court, Suite 600 Raleigh, NC 27604 919-872-4924
Atlanta/Piedmont Triad
Gene H. Anderson - Senior Vice President

Atlanta, GA
James V. Bacchetta, Vice President	Stock Exchange
NYSE Trading Symbol: HIW
Piedmont Triad, NC
Gene H. Anderson, Senior Vice President	Investor Relations Contact
Tabitha Zane Vice President, Investor Relations and Corporate Communications Phone: 919-431-1529 Fax: 919-431-1439 E-mail: tabitha.zane@highwoods.com
Orlando/Tampa
Michael F. Beale - Senior Vice President

Orlando, FL
Michael F. Beale, Senior Vice President
Information Request
Tampa, FL

To request a standard Investor Relations package, Annual Report or to be added to our e-mail or fax list, please contact the Corporate Communications/IR Specialist at:

Phone: 919-431-1529

Email: HIW-IR@highwoods.com

Daniel E. Woodward, Vice President

Raleigh
Raleigh, NC
Thomas “Skip” Hill, Vice President
The Company
Richmond	Highwoods Properties, Inc., a member of the S&P MidCap 400 Index, is a fully integrated, self-administered and self-managed equity real estate investment trust (“REIT”) that provides leasing, management, development, construction and other customer-related services for its properties and for third parties. As of September 30, 2007, the Company owned or had an interest in 378 in-service office, industrial and retail properties encompassing approximately 33.6 million square feet. Highwoods also owned 648 acres of development land. Highwoods is based in Raleigh, North Carolina, and its properties and development land are located in Florida, Georgia, Iowa, Kansas, Maryland, Missouri, North Carolina, South Carolina, Tennessee and Virginia. For more information about Highwoods Properties, please visit our website at www.highwoods.com.
Richmond, VA
Paul W. Kreckman, Vice President

Nashville/Memphis/Columbia/Greenville
W. Brian Reames - Senior Vice President

Nashville, TN; Columbia, SC; and Greenville, SC
W. Brian Reames, Senior Vice President

Memphis, TN
Steven L. Guinn, Vice President

Kansas City
Kansas City, MO
Barrett Brady, Senior Vice President

Highwoods Properties, Inc.	iii

Consolidated Statements of Income

Amounts in thousands, except per share amounts
	Nine Months Ended		Three Months Ended
	09/30/07	09/30/06	09/30/07	06/30/07	03/31/07	12/31/06	09/30/06
Rental and other revenues	$325,384	$305,853	$110,166	$107,481	$107,737	$107,497	$103,395

Operating expenses:
Rental property and other expenses	117,530	111,511	39,958	38,845	38,727	41,029	38,895
Depreciation and amortization	92,275	84,000	32,517	30,265	29,493	29,927	28,168
Impairment of assets held for use	789	—	789	—	—	—	—
General and administrative	31,428	26,298	9,649	10,868	10,911	11,011	8,546

Total operating expenses	242,022	221,809	82,913	79,978	79,131	81,967	75,609

Interest expense:
Contractual	69,514	71,855	23,728	23,097	22,689	22,374	23,809
Amortization of deferred financing costs	1,791	1,883	616	609	566	492	557
Financing obligations	2,968	3,190	981	995	992	972	850

	74,273	76,928	25,325	24,701	24,247	23,838	25,216

Other income/(expense):
Interest and other income	5,105	4,287	1,471	2,118	1,516	2,707	1,174
Settlement of tenant bankruptcy claim	—	—	—	—	—	1,581	—
Loss on debt extinguishments	—	(467)	—	—	—	(27)	—

	5,105	3,820	1,471	2,118	1,516	4,261	1,174

Income before disposition of property, insurance gain, minority interest and equity in earnings of unconsolidated affiliates	14,194	10,936	3,399	4,920	5,875	5,953	3,744
Gains on disposition of property, net	20,372	8,295	1,288	2,341	16,743	7,862	2,977
Gain from property insurance settlement	4,128	—	—	—	4,128	—	—
Minority interest	(3,324)	(1,276)	(307)	(414)	(2,603)	(1,055)	(445)
Equity in earnings of unconsolidated affiliates	12,930	5,349	1,207	2,006	9,717	1,492	1,342

Income from continuing operations	48,300	23,304	5,587	8,853	33,860	14,252	7,618
Discontinued operations:
Income/(loss) from discontinued operations, net of minority interest	981	1,386	205	340	436	944	(1,304)
Net gains on sales of discontinued operations, net of minority interest	24,533	4,638	6,175	96	18,262	9,220	2,595
Release of FASB FIN 48 tax liability	1,473	—	1,473	—	—	—	—

	26,987	6,024	7,853	436	18,698	10,164	1,291

Net income	75,287	29,328	13,440	9,289	52,558	24,416	8,909
Dividends on preferred stock	(10,639)	(12,950)	(2,680)	(3,846)	(4,113)	(4,113)	(4,113)
Excess of preferred stock redemption cost over carrying value	(2,285)	(1,803)	(842)	(1,443)	—	—	—

Net income available for common stockholders	$62,363	$14,575	$9,918	$4,000	$48,445	$20,303	$4,796

Net income per common share - diluted:
Income from continuing operations	$0.62	$0.15	$0.04	$0.06	$0.52	$0.18	$0.07
Income from discontinued operations	0.47	0.11	0.13	0.01	0.33	0.17	0.02

Net income	$1.09	$0.26	$0.17	$0.07	$0.85	$0.35	$0.09

Weighted average common shares outstanding - diluted	61,611	60,786	61,396	61,562	61,900	62,365	61,457

Dividends declared and paid per common share	$1.275	$1.275	$0.425	$0.425	$0.425	$0.425	$0.425

Highwoods Properties, Inc.	1

Statement of Funds from Operations

and Additional Information

Amounts in thousands, except per share amounts
	Nine Months Ended		Three Months Ended
	09/30/07	09/30/06	09/30/07	06/30/07	03/31/07	12/31/06	09/30/06
Funds from operations:
Net income	$75,287	$29,328	$13,440	$9,289	$52,558	$24,416	$8,909
Dividends to preferred stockholders	(10,639)	(12,950)	(2,680)	(3,846)	(4,113)	(4,113)	(4,113)
Excess of preferred stock redemption cost over carrying value	(2,285)	(1,803)	(842)	(1,443)	—	—	—

Net income available for common stockholders	62,363	14,575	9,918	4,000	48,445	20,303	4,796
Add/(deduct):
Depreciation and amortization of real estate assets	90,433	81,661	31,920	29,657	28,856	29,179	27,407
(Gains) on disposition of depreciable properties	(3,343)	(3,226)	(1,063)	(1,372)	(908)	(888)	(874)
Minority interest from the Operating Partnership in income from operations	2,806	830	137	246	2,423	896	328
Unconsolidated affiliates:
Depreciation and amortization of real estate assets	8,851	8,143	3,107	2,878	2,866	3,048	2,790
(Gains) on disposition of depreciable properties	(7,158)	—	—	—	(7,158)	—	—
Discontinued operations:
Depreciation and amortization of real estate assets	682	3,655	147	282	253	739	1,109
(Gains) on disposition of depreciable properties	(26,847)	(5,045)	(7,001)	(103)	(19,743)	(10,037)	(2,838)
Release of FASB FIN 48 tax liability	(1,473)	—	(1,473)	—	—	—	—
Minority interest from the Operating Partnership in income from discontinued operations	2,005	552	457	32	1,516	900	120

Funds from operations	$128,319	$101,145	$36,149	$35,620	$56,550	$44,140	$32,838

Funds from operations per share - diluted
Net income available for common stockholders	$1.09	$0.26	$0.17	$0.07	$0.85	$0.35	$0.09
Add/(deduct):
Depreciation and amortization of real estate assets	1.47	1.34	0.52	0.48	0.47	0.47	0.45
(Gains) on disposition of depreciable properties	(0.05)	(0.05)	(0.02)	(0.02)	(0.01)	(0.01)	(0.01)
Unconsolidated affiliates:
Depreciation and amortization of real estate assets	0.14	0.13	0.05	0.05	0.04	0.05	0.04
(Gains) on disposition of depreciable properties	(0.12)	—	—	—	(0.12)	—	—
Discontinued operations:
Depreciation and amortization of real estate assets	0.01	0.06	—	—	—	0.01	0.01
(Gains) on disposition of depreciable properties	(0.44)	(0.08)	(0.11)	—	(0.32)	(0.16)	(0.05)
Release of FASB FIN 48 tax liability	(0.02)	—	(0.02)	—	—	—	—

Funds from operations	$2.08	$1.66	$0.59	$0.58	$0.91	$0.71	$0.53

Weighted average shares outstanding - diluted	61,611	60,786	61,396	61,562	61,900	62,365	61,457

Additional information: 1/
Funds from operations, excluding certain items 2/	$130,988	$106,739	$37,375	$37,063	$56,550	$44,167	$36,162

Funds from operations per share, excluding certain items 2/	$2.13	$1.76	$0.61	$0.60	$0.91	$0.71	$0.59

Straight line rental income	$(3,370)
Amortization of lease incentives	719
Depreciation of non-real estate assets	1,339
Ground lease straight line rent	141
Amortization of stock-based compensation	3,814
Amortization of deferred financing costs	1,791
Amortization of accumulated other comprehensive loss	431
Harborview non-cash FMV charge	402
Cash portion of preferred stock repurchase charge	(248)

Non-incremental revenue generating capital expenditures paid: 3/
Building improvements	(14,203)
2nd generation tenant improvements	(31,001)
2nd generation lease commissions	(11,129)
Common dividends and unit distributions paid	(77,717)

1/	Increase or (decrease) to cash flows.
2/	Excludes impairments on depreciable assets, losses on debt extinguisments and preferred stock redemption/repurchase charges.
3/	Excludes capital expenditures paid for buildings sold prior to September 30, 2007.

Highwoods Properties, Inc.	2

Consolidated Balance Sheets

Dollars in thousands
	09/30/07	12/31/06
Assets:
Real estate assets, at cost:
Land	$353,659	$345,548
Buildings and tenant improvements	2,663,378	2,573,032
Development in process	134,088	101,899
Land held for development	111,384	111,517

	3,262,509	3,131,996
Less-accumulated depreciation	(638,265)	(588,307)

Net real estate assets	2,624,244	2,543,689
Real estate and other assets, net, held for sale	3,200	35,446
Cash and cash equivalents	20,344	16,690
Restricted cash	8,213	2,027
Accounts receivable, net	27,263	23,347
Notes receivable, net	5,430	7,871
Accrued straight-line rents receivable, net	71,328	68,364
Investment in unconsolidated affiliates	57,970	60,359
Deferred financing and leasing costs, net	71,178	66,352
Prepaid expenses and other assets	23,475	20,708

Total Assets	$2,912,645	$2,844,853

Liabilities, Minority Interest and Stockholders’ Equity:
Mortgages and notes payable	$1,601,474	$1,465,129
Accounts payable, accrued expenses and other liabilities	173,438	156,737
Financing obligations	34,919	35,530

Total Liabilities	1,809,831	1,657,396
Minority interest	70,716	79,726
Stockholders’ Equity:
Preferred stock	135,437	197,445
Common stock	572	562
Additional paid-in capital	1,446,609	1,449,337
Distributions in excess of net earnings	(549,436)	(538,098)
Accumulated other comprehensive loss	(1,084)	(1,515)

Total Stockholders’ Equity	1,032,098	1,107,731

Total Liabilities, Minority Interest and Stockholders’ Equity	$2,912,645	$2,844,853

Highwoods Properties, Inc.	3

Estimated Net Asset Value Ranges

As Released on February 14, 2007—See Note Below

Dollars in thousands, except per share amounts

Note: The following table sets forth information that was reported in our Supplemental issued February 14, 2007 and has not been updated to reflect facts or circumstances or changes in financial and operating assumptions that may have occurred subsequent to such date. This information is based on a range of estimated capitalization rates and projected net operating income, among other things, and is not intended to be an asset-by-asset or enterprise valuation.

NOI Cap Rates:
Office	6.50%	6.75%	7.00%
Retail	5.25%	5.50%	5.75%
Industrial/Other	6.75%	7.00%	7.25%

Weighted average	6.36%	6.61%	6.86%

Wholly-Owned Properties Projected Net Operating Income 1/
Office	$209,693	$209,693	$209,693
Retail	27,764	27,764	27,764
Industrial/Other	22,038	22,038	22,038

Total Net Operating Income	$259,495	$259,495	$259,495

Wholly-Owned Properties Capitalized Value
Office	$3,226,046	$3,106,563	$2,995,614
Retail	528,838	504,800	482,852
Industrial/Other	326,489	314,829	303,972

Total capitalized value - wholly owned properties	$4,081,373	$3,926,192	$3,782,439

Highwoods’ Share of Joint Ventures (Includes Consolidated JVs)
Net operating income - projected	$34,608	$34,608	$34,608
Capitalization rates	6.50%	6.75%	7.00%

Capitalized value - joint venture interests	$532,431	$512,711	$494,400

Total In-Service Property Value	$4,613,804	$4,438,903	$4,276,839

Value of Other income
Development, leasing and management fees	$6,061	$6,061	$6,061
Capitalization rate	20%	20%	20%

Value of other income	$30,306	$30,306	$30,306

Add Other assets:
Development pipeline investment at 135% of cost 2/	$204,555	$204,555	$204,555
Low occupancy assets at NBV 3/	80,478	80,478	80,478
Property held for sale at net sales price	68,801	68,801	68,801
Land held for development at market value	139,009	139,009	139,009
Cash and cash equivalents	14,388	14,388	14,388
Restricted cash	1,764	1,764	1,764
Accounts receivable, net	23,200	23,200	23,200
Notes receivable and prepaid expenses	25,035	25,035	25,035

Other assets total	$557,229	$557,229	$557,229

Gross Value of Assets	$5,201,339	$5,026,438	$4,864,374

Deductions:
Total liabilities	$157,709	$157,709	$157,709
Mortgages and notes payable, at estimated fair value	1,445,554	1,445,554	1,445,554
Preferred stock, at redemption value	197,445	197,445	197,445
Highwoods’ share of joint ventures liabilities	281,565	281,565	281,565

Estimated Net Asset Value	$3,119,065	$2,944,164	$2,782,100

Estimated diluted common shares and operating units for 2007	62,600	62,600	62,600

Estimated Net Asset Value Per Share	$49.83	$47.03	$44.44

1/	NOI excludes straight line income, lease termination fee income, NOI related to completed not stabilized developments, and NOI on certain low occupancy assets.
2/	Represents average increase in value based on projected development yields on cost compared to projected market valuations.
3/	Consolidated Properties NOI is adjusted to eliminate the net NOI for certain low occupancy properties for which a NOI capitalization approach is not appropriate. For those low occupancy assets, their net book value (after depreciation) is added as an estimate of their current valuation.

Highwoods Properties, Inc.	4

Components of Discontinued Operations

Dollars in thousands
	Nine Months Ended		Three Months Ended
	09/30/07	09/30/06	09/30/07	06/30/07	03/31/07	12/31/06	09/30/06
Rental and other revenues	$2,951	$13,307	$699	$1,005	$1,247	$3,117	$4,454
Operating expenses:
Rental property and other expenses	1,225	5,031	334	359	532	1,275	1,838
Depreciation and amortization	682	3,655	147	282	253	739	1,109
Impairment of assets hed for use	—	2,600	—	—	—	—	2,600
General and administrative	—	75	—	—	—	12	75

Total operating expenses	1,907	11,361	481	641	785	2,026	5,622

Interest expense	—	482	—	—	—	78	277
Other income	12	67	2	1	9	14	18

Income/(loss) before minority interest and gains on sales of discontinued operations	1,056	1,531	220	365	471	1,027	(1,427)
Minority interest in discontinued operations	(75)	(145)	(15)	(25)	(35)	(83)	123

Income/(loss) from discontinued operations before gains on sales of discontinued operations	981	1,386	205	340	436	944	(1,304)

Net gains on sales of discontinued operations	26,463	5,045	6,617	103	19,743	10,037	2,838
Minority interest in discontinued operations	(1,930)	(407)	(442)	(7)	(1,481)	(817)	(243)

Net gains on sales of discontinued operations, net of minority interest	24,533	4,638	6,175	96	18,262	9,220	2,595

Net income from discontinued operations before release of FASB FIN 48 tax liability	25,514	6,024	6,380	436	18,698	10,164	1,291

Release of FASB FIN 48 tax liability	1,473	—	1,473	—	—	—	—

Net income from discontinued operations	$26,987	$6,024	$7,853	$436	$18,698	$10,164	$1,291

Highwoods Properties, Inc.	5

Capitalization

Dollars, shares, and units in thousands
	09/30/07	06/30/07	03/31/07	12/31/06	09/30/06
Long-Term Debt (see pages 7 & 8):	$1,601,474	$1,557,571	$1,487,509	$1,465,129	$1,461,105

Financing Obligations:	$34,919	$35,683	$35,529	$35,530	$36,098

Preferred Stock (at liquidation value):
Series A 8 5/8% Perpetual Preferred Stock	$82,937	$104,945	$104,945	$104,945	$104,945
Series B 8% Perpetual Preferred Stock	52,500	52,500	92,500	92,500	92,500

Total preferred stock	$135,437	$157,445	$197,445	$197,445	$197,445

Common Shares and Units Outstanding:
Common stock outstanding	57,158	57,131	56,711	56,211	55,635
Minority interest partnership units	4,059	4,062	4,115	4,733	5,014

Total common shares and units outstanding	61,217	61,193	60,826	60,944	60,649

Stock price at period end	$36.67	$37.50	$39.49	$40.76	$37.21

Market value of common equity	$2,244,827	$2,294,738	$2,402,019	$2,484,077	$2,256,749

Total market capitalization with debt and obligations	$4,016,657	$4,045,437	$4,122,502	$4,182,181	$3,951,397

See pages 30 to 37 for information regarding Highwoods’ Joint Ventures.

Highwoods Properties, Inc.	6

Long-Term Debt Summary

Dollars in thousands
	09/30/07	06/30/07	03/31/07	12/31/06	09/30/06
Balances Outstanding:

Secured:
Conventional fixed rate 1/	$657,408	$659,741	$662,036	$730,732	$691,662
Variable rate debt	11,920	1,014	13,688	10,897	12,943

Secured total	669,328	660,755	675,724	741,629	704,605

Unsecured:
Fixed rate bonds and notes	748,846	748,816	748,785	350,000	460,000
Credit facility	183,300	148,000	63,000	373,500	296,500

Unsecured total	932,146	896,816	811,785	723,500	756,500

Total	$1,601,474	$1,557,571	$1,487,509	$1,465,129	$1,461,105

End of Period Weighted Average Interest Rates:

Secured:
Conventional fixed rate	6.63%	6.63%	6.63%	6.78%	6.92%
Variable rate debt	7.02%	7.11%	6.55%	6.55%	5.93%

Secured total	6.64%	6.63%	6.63%	6.78%	6.91%

Unsecured:
Fixed rate bonds	6.61%	6.61%	6.61%	7.48%	7.37%
Credit facility	6.32%	6.12%	6.12%	6.14%	6.22%

Unsecured total	6.56%	6.53%	6.57%	6.79%	6.92%

Average	6.59%	6.57%	6.60%	6.78%	6.91%

Maturity Schedule:

	Future Maturities of Debt		Total Debt 2/	Average Interest Rate
Year	Secured Debt 2/	Unsecured Debt
2007	$—	$—	$—	—
2008	—	100,000	100,000	7.13%
2009	137,774	233,300	371,074	7.12%
2010	11,920	—	11,920	6.82%
2011	—	—	—	—
2012	212,800	—	212,800	6.94%
2013	269,255	—	269,255	5.90%
2014	37,579	—	37,579	5.79%
2015	—	—	—	—
2016	—	—	—	—
Thereafter	—	598,846	598,846	6.40%

Total maturities	$669,328	$932,146	$1,601,474	6.59%

Weighted average maturity = 6.2 years

1/	Includes a $22.8 million loan related to a consolidated 20% owned joint venture (Harborview) and $37.8 million in loans at September 30, 2007 related to a consolidated 50% joint venture (Markel).
2/	All periods exclude annual principal amortization.

Highwoods Properties, Inc.	7

Long-Term Debt Detail

Dollars in thousands
Secured Loans Lender	Rate	Maturity Date	Loan Balance 09/30/07	Undepreciated Book Value of Assets Secured
Northwestern Mutual	7.05%	Jan-12	$190,000	$295,890
Northwestern Mutual	6.03%	Mar-13	136,165	158,402
Massachusetts Mutual Life Ins. Co. 1/	5.68%	Dec-13	121,558	211,962
Monumental Life Ins. Co. 2/	7.77%	Nov-09	80,978	201,036
Monumental Life Ins. Co. 2/	7.87%	Nov-09	51,100
Metropolitan Life Ins. Co. 3/	6.06%	Oct-12	22,800	38,953
Principal Life Insurance Company 4/	5.79%	Jan-14	11,520	14,888
Principal Life Insurance Company 4/	5.79%	Jan-14	11,520	18,781
Massachusetts Mutual Life Ins. Co. 1/	6.48%	Dec-13	10,735
Principal Life Insurance Company 4/	5.74%	Jan-14	9,085	14,282
Wells Fargo 5/	6.89%	May-10	6,721	8,226
Principal Life Insurance Company 4/	5.89%	Jan-14	5,454	7,514
Lutheran Brotherhood	6.75%	Apr-09	3,717	8,020
Wells Fargo 5/ 6/	7.56%	May-10	2,741	3,359
Wells Fargo 5/	6.79%	May-10	2,458	6,035
Security Life of Denver	8.85%	Aug-09	1,979	9,384
American United Life	9.00%	Jun-13	797	3,321

	6.64%		669,328	$1,000,053

Unsecured Bonds
Bonds	7.13%	Feb-08	100,000
Bonds	8.13%	Jan-09	50,000
Bonds	5.85%	Mar-17	398,846
Bonds	7.50%	Apr-18	200,000

	6.61%		748,846

Unsecured Loans
Credit facility 5/ 7/ 8/	6.32%	May-09	183,300

Total Debt	6.59%		$1,601,474

1/	These two loans are secured by the same assets.
2/	These two loans are secured by the same assets.
3/	Loan relates to a consolidated 20% owned joint venture (Harborview).
4/	Loans relate to a consolidated 50% owned joint venture (Markel).
5/	Floating rate loan based on one month libor.
6/	This loan was paid off on October, 10, 2007.
7/	Maturity date excludes one-year extension option.
8/	In August, 2007, Company entered into a $50 million swap locking in a fixed rate of 4.7025% for a one year period.

Highwoods Properties, Inc.	8

Portfolio Summary - Wholly-Owned Properties Only 1/

(Rentable Square Feet)
	09/30/07	06/30/07	03/31/07	12/31/06	09/30/06
Office Industrial & Retail
In-Service:
Office 2/	19,003,000	19,194,000	19,154,000	19,244,000	19,507,000
Industrial	5,942,000	6,280,000	6,280,000	6,281,000	6,605,000
Retail 3/	1,318,000	1,317,000	1,326,000	1,327,000	1,431,000

Total 4/	26,263,000	26,791,000	26,760,000	26,852,000	27,543,000

Development Completed - Not Stabilized:
Office 2/	867,000	560,000	600,000	504,000	311,000
Industrial	681,000	681,000	418,000	418,000	—
Retail	—	—	—	—	—

Total	1,548,000	1,241,000	1,018,000	922,000	311,000

Development - In Process:
Office 2/	1,233,000	1,387,000	1,166,000	1,357,000	1,405,000
Industrial	120,000	120,000	383,000	383,000	681,000
Retail	30,000	—	—	—	—

Total	1,383,000	1,507,000	1,549,000	1,740,000	2,086,000

Total:
Office 2/	21,103,000	21,141,000	20,920,000	21,105,000	21,223,000
Industrial	6,743,000	7,081,000	7,081,000	7,082,000	7,286,000
Retail 3/	1,348,000	1,317,000	1,326,000	1,327,000	1,431,000

Total 4/	29,194,000	29,539,000	29,327,000	29,514,000	29,940,000

Same Property
Office 2/	18,719,000	18,719,000	18,719,000	18,719,000	18,719,000
Industrial	5,942,000	5,942,000	5,942,000	5,942,000	5,942,000
Retail	1,295,000	1,295,000	1,295,000	1,295,000	1,295,000

Total	25,956,000	25,956,000	25,956,000	25,956,000	25,956,000

Percent Leased/Pre-Leased:
In-Service:
Office	89.7%	88.5%	89.3%	89.0%	88.1%
Industrial	91.4%	90.8%	91.9%	91.7%	91.8%
Retail	94.4%	94.8%	95.4%	95.7%	96.2%

Total	90.4%	89.3%	90.2%	90.0%	89.4%

Development Completed - Not Stabilized:
Office	75.9%	69.9%	62.8%	62.8%	52.3%
Industrial	78.2%	61.0%	44.0%	44.0%	—
Retail	—	—	—	—	—

Total	76.9%	65.0%	55.1%	54.3%	52.3%

Development - In Process:
Office	71.2%	72.5%	55.0%	55.3%	58.4%
Industrial	100.0%	0.0%	50.1%	0.0%	27.0%
Retail	100.0%	—	—	—	—

Total	74.3%	66.7%	53.8%	43.1%	48.2%

Same Property
Office	89.8%	88.7%	89.2%	89.2%	88.4%
Industrial	91.4%	91.7%	92.8%	92.9%	92.4%
Retail	94.3%	94.7%	95.2%	95.6%	96.1%

Total	90.4%	89.7%	90.3%	90.4%	89.7%

1/	Excludes properties recorded on our Balance Sheet that relate to 50% or less owned joint ventures properties that are consolidated under GAAP.
2/	Substantially all of our Office properties are located in suburban markets.
3/	Excludes 430,000 square feet of basement space in the Country Club Plaza and other Kansas City Retail properties.
4/	Excludes for sale residential units and minor for rent apartment buildings.

Highwoods Properties, Inc.	9

Portfolio Summary

(Continued)

As of September 30, 2007
Summary by Location, Wholly-Owned Properties Only 1/:
Market	Rentable Square Feet		Occupancy	Percentage of Annualized Cash Revenue 2/
				Office	Industrial	Retail	Total
Raleigh 3/	3,553,000		88.1%	14.9%	—	—	14.9%
Atlanta	5,199,000		92.8%	10.1%	3.8%	—	13.9%
Kansas City	2,216,000	4/	89.3%	4.4%	0.0%	9.5%	13.9%
Tampa	2,418,000		95.6%	13.4%	—	—	13.4%
Nashville	2,875,000		92.5%	13.3%	—	—	13.3%
Piedmont Triad 5/	5,234,000		86.1%	6.8%	3.7%	—	10.5%
Richmond	2,024,000		91.8%	8.9%	—	—	8.9%
Memphis	1,276,000		92.5%	5.7%	—	—	5.7%
Greenville	897,000		87.7%	3.4%	—	—	3.4%
Orlando	218,000		99.4%	1.3%	—	—	1.3%
Columbia	253,000		82.5%	0.5%	—	—	0.5%
Other	100,000		69.6%	0.3%	—	—	0.3%

Total	26,263,000		90.4%	83.0%	7.5%	9.5%	100.0%

Summary by Location, Including Joint Venture Properties:

Market	Rentable Square Feet		Percentage of Annualized Cash Revenue 2/ 6/
			Occupancy	Office	Industrial	Retail	Multi-Family	Total
Atlanta	6,034,000		93.3%	10.4%	3.3%	—	—	13.7%
Raleigh	3,731,000		88.7%	13.4%	—	—	—	13.4%
Kansas City	2,934,000	4/	87.3%	4.8%	0.0%	8.4%	—	13.2%
Tampa	2,623,000		95.9%	12.1%	—	—	—	12.1%
Nashville	2,875,000		92.5%	11.7%	—	—	—	11.7%
Piedmont Triad	5,598,000		86.8%	6.4%	3.2%	—	—	9.6%
Richmond	2,437,000		93.1%	8.4%	—	—	—	8.4%
Memphis	1,276,000		92.5%	5.1%	—	—	—	5.1%
Orlando	2,071,000		91.7%	4.6%	—	—	—	4.6%
Des Moines	2,474,000		92.9%	3.4%	0.5%	0.1%	0.4%	4.4%
Greenville	897,000		87.7%	3.0%	—	—	—	3.0%
Columbia	253,000		82.5%	0.4%	—	—	—	0.4%
Other	210,000		85.5%	0.3%	—	—	—	0.3%
Charlotte	148,000		100.0%	0.1%	—	—	—	0.1%

Total	33,561,000		90.9%	84.1%	7.0%	8.5%	0.4%	100.0%

1/	Excludes properties recorded on our Balance Sheet that relate to 50% or less owned joint ventures properties that are consolidated under GAAP.
2/	Annualized Cash Revenue is September, 2007 cash rental revenue (base rent plus operating expense pass through revenue excluding straight-line rental income) multiplied by 12.
3/	Raleigh Market encompasses Raleigh, Durham, Cary, and Research Triangle metropolitan area.
4/	Excludes 430,000 square feet of basement space in the Country Club Plaza and other Kansas City Retail properties.
5/	Piedmont Triad Market encompasses Greensboro, Winston-Salem metropolitan area.
6/	Includes Highwoods’ share of Joint Venture Annualized Rental Revenue, see page 34.

Highwoods Properties, Inc.	10

Portfolio Summary - Wholly-Owned Properties Only

(Continued)

As of September 30, 2007
	Office Properties 1/			Industrial
Market	Rentable Square Feet	Occupancy	Percentage of Office Annualized Cash Revenue 2/	Rentable Square Feet	Occupancy	Percentage of Industrial Annualized Cash Revenue 2/
Raleigh	3,553,000	88.1%	18.0%	—	—	—
Tampa	2,418,000	95.6%	16.2%	—	—	—
Nashville	2,875,000	92.5%	16.0%	—	—	—
Atlanta	2,380,000	90.3%	12.2%	2,819,000	94.9%	50.5%
Richmond	2,024,000	91.8%	10.7%	—	—	—
Piedmont Triad	2,115,000	82.7%	8.2%	3,119,000	88.4%	49.4%
Memphis	1,276,000	92.5%	6.9%	—	—	—
Kansas City	894,000	81.9%	5.3%	4,000	46.5%	0.1%
Greenville	897,000	87.7%	4.1%	—	—	—
Orlando	218,000	99.4%	1.5%	—	—	—
Columbia	253,000	82.5%	0.6%	—	—	—
Other	100,000	69.6%	0.3%	—	—	—

	19,003,000	89.7%	100.0%	5,942,000	91.4%	100.0%

	Retail
Market	Rentable Square Feet	Occupancy	Percentage of Retail Annualized Cash Revenue 2/
Kansas City 3/	1,318,000	94.4%	100.0%

	1,318,000	94.4%	100.0%

1/	Excludes properties recorded on our Balance Sheet that relate to 50% or less owned joint ventures properties that are consolidated under GAAP.
2/	Annualized Cash Revenue is September, 2007 cash rental revenue (base rent plus operating expense pass through revenue excluding straight-line rental income) multiplied by 12.
3/	Excludes 430,000 square feet of basement space in the Country Club Plaza and other Kansas City Retail properties.

Highwoods Properties, Inc.	11

Occupancy Trends - Office, Industrial and Retail Properties 1/

Market	Measurement	09/30/07	06/30/07	03/31/07	12/31/06	09/30/06
Atlanta	Rentable Square Feet	5,199,000	5,514,000	5,514,000	5,515,000	5,584,000
	Occupancy	92.8%	92.9%	92.7%	94.0%	92.4%
	Current Properties 2/	92.8%	92.7%	92.3%	94.1%	92.4%

Columbia	Rentable Square Feet	253,000	253,000	253,000	252,000	252,000
	Occupancy	82.5%	72.0%	71.0%	48.7%	49.4%
	Current Properties 2/	82.5%	72.0%	71.0%	48.5%	49.2%

Greenville	Rentable Square Feet	897,000	1,109,000	1,109,000	1,109,000	1,109,000
	Occupancy	87.7%	76.3%	77.2%	75.3%	75.0%
	Current Properties 2/	87.7%	84.0%	85.1%	82.7%	82.3%

Kansas City 3/	Rentable Square Feet	2,216,000	2,215,000	2,224,000	2,224,000	2,329,000
	Occupancy	89.3%	89.5%	89.9%	90.1%	90.7%
	Current Properties 2/	89.3%	89.5%	89.9%	90.0%	90.4%

Memphis	Rentable Square Feet	1,276,000	1,276,000	1,276,000	1,197,000	1,197,000
	Occupancy	92.5%	92.7%	92.8%	91.8%	91.9%
	Current Properties 2/	92.1%	92.2%	92.3%	91.8%	91.9%

Nashville	Rentable Square Feet	2,875,000	2,875,000	2,875,000	2,876,000	2,875,000
	Occupancy	92.5%	90.9%	92.4%	91.6%	92.8%
	Current Properties 2/	92.5%	90.9%	92.4%	91.6%	92.8%

Orlando	Rentable Square Feet	218,000	218,000	218,000	218,000	218,000
	Occupancy	99.4%	98.9%	98.9%	100.0%	100.0%
	Current Properties 2/	99.4%	98.9%	98.9%	100.0%	100.0%

Piedmont Triad	Rentable Square Feet	5,234,000	5,235,000	5,195,000	5,195,000	5,589,000
	Occupancy	86.1%	85.7%	88.3%	88.7%	89.9%
	Current Properties 2/	86.7%	86.4%	88.4%	88.7%	89.5%

Raleigh	Rentable Square Feet	3,553,000	3,554,000	3,554,000	3,810,000	3,812,000
	Occupancy	88.1%	86.5%	86.6%	86.1%	82.6%
	Current Properties 2/	88.1%	86.5%	86.6%	86.6%	82.8%

Richmond	Rentable Square Feet	2,024,000	2,024,000	2,024,000	2,024,000	1,954,000
	Occupancy	91.8%	90.0%	89.8%	89.8%	88.6%
	Current Properties 2/	91.5%	89.7%	89.4%	89.5%	88.6%

Tampa	Rentable Square Feet	2,418,000	2,418,000	2,418,000	2,332,000	2,524,000
	Occupancy	95.6%	96.5%	98.2%	97.7%	96.0%
	Current Properties 2/	95.4%	96.4%	98.1%	97.7%	96.8%

Total 4/	Rentable Square Feet	26,163,000	26,691,000	26,660,000	26,752,000	27,443,000
	Occupancy	90.4%	89.3%	90.2%	90.0%	89.4%

	Current Properties 2/	90.5%	89.8%	90.4%	90.5%	89.8%

1/	Excludes properties recorded on our Balance Sheet that relate to 50% or less owned joint ventures properties that are consolidated under GAAP.
2/	Only includes properties that were owned and in-service for all periods shown.
3/	Excludes 430,000 square feet of basement space in the Country Club Plaza and other Kansas City Retail properties.
4/	Excludes a 100,000 square foot building located in South Florida.

Highwoods Properties, Inc.	12

Leasing Statistics

Office Portfolio 1/

	Three Months Ended
	9/30/07 2/	6/30/07 3/	3/31/07 4/	12/31/06 5/	9/30/06 6/	Average
Net Effective Rents Related to Re-Leased Space:
Number of lease transactions (signed leases)	121	166	130	137	140	139
Rentable square footage leased	1,125,050	865,958	726,080	868,941	915,289	900,264
Square footage of Renewal Deals	720,127	590,542	451,125	601,796	681,640	609,046
Renewed square footage (% of total)	64.0%	68.2%	62.1%	69.3%	74.5%	67.7%
New Leases square footage (% of total)	36.0%	31.8%	37.9%	30.7%	25.5%	32.3%
Weighted average per rentable square foot over the lease term:
Base rent	$19.32	$20.13	$18.25	$19.72	$19.23	$19.33
Tenant improvements	(0.93)	(2.00)	(1.70)	(1.77)	(1.56)	(1.59)
Leasing commissions 7/	(0.51)	(0.63)	(0.59)	(0.56)	(0.46)	(0.55)
Rent concessions	(0.40)	(0.21)	(0.06)	(0.22)	(0.11)	(0.20)

Effective rent	17.48	17.29	15.90	17.17	17.10	16.99
Expense stop	(6.31)	(6.04)	(5.06)	(5.45)	(5.04)	(5.58)

Equivalent effective net rent	$11.17	$11.25	$10.84	$11.72	$12.06	$11.41

Weighted average term in years	4.6	4.5	5.0	5.2	4.5	4.8

Capital Expenditures Related to Re-leased Space:
Tenant Improvements:
Total dollars committed under signed leases	$6,513,821	$8,589,754	$7,604,253	$9,392,949	$7,994,295	$8,019,015
Rentable square feet	1,125,050	865,958	726,080	868,941	915,289	900,264

Per rentable square foot	$5.79	$9.92	$10.47	$10.81	$8.73	$8.91

Leasing Commissions:
Total dollars committed under signed leases 7/	$2,747,213	$2,303,936	$2,107,213	$2,256,508	$2,144,582	$2,311,890
Rentable square feet	1,125,050	865,958	726,080	868,941	915,289	900,264

Per rentable square foot	$2.44	$2.66	$2.90	$2.60	$2.34	$2.57

Total:
Total dollars committed under signed leases	$9,261,034	$10,893,690	$9,711,466	$11,649,457	$10,138,877	$10,330,905
Rentable square feet	1,125,050	865,958	726,080	868,941	915,289	900,264

Per rentable square foot	$8.23	$12.58	$13.38	$13.41	$11.08	$11.48

1/	Excludes properties recorded on our Balance Sheet that relate to 50% or less owned joint ventures properties that are consolidated under GAAP.
2/	Includes 94K square feet of leases that start in 2009 or later.
3/	Includes 213K square feet of leases that start in 2009 or later.
4/	Includes 98K square feet of leases that start in 2009 or later.
5/	Includes 17K square feet of leases that start in 2009 or later.
6/	Includes 179K square feet of leases that start in 2008 or later.
7/	Excludes a full allocation of internal leasing costs.

Highwoods Properties, Inc.	13

Leasing Statistics

Industrial Portfolio

	Three Months Ended
	9/30/07	6/30/07 1/	3/31/07	12/31/06	9/30/06	Average
Net Effective Rents Related to Re-Leased Space:
Number of lease transactions (signed leases)	8	18	14	17	23	16
Rentable square footage leased	115,617	575,033	188,562	539,939	485,936	381,017
Square footage of Renewal Deals	73,793	489,312	175,579	315,423	237,061	258,234
Renewed square footage (% of total)	63.8%	85.1%	93.1%	58.4%	48.8%	67.8%
New Leases square footage (% of total)	36.2%	14.9%	6.9%	41.6%	51.2%	32.2%

Weighted average per rentable square foot over the lease term:
Base rent	$7.53	$3.82	$4.63	$3.81	$4.13	$4.78
Tenant improvements	(0.71)	(0.23)	(0.20)	(0.45)	(0.31)	(0.38)
Leasing commissions 2/	(0.14)	(0.06)	(0.04)	(0.14)	(0.09)	(0.09)
Rent concessions	(0.10)	(0.05)	(0.02)	(0.05)	(0.11)	(0.07)

Effective rent	6.58	3.48	4.37	3.17	3.62	4.24
Expense stop	(1.04)	(0.19)	(0.24)	(0.08)	(0.17)	(0.34)

Equivalent effective net rent	$5.54	$3.29	$4.13	$3.09	$3.45	$3.90

Weighted average term in years	4.3	2.3	2.5	5.2	3.8	3.6

Capital Expenditures Related to Re-leased Space:
Tenant Improvements:
Total dollars committed under signed leases	$424,840	$528,135	$142,102	$1,323,790	$732,593	$630,292
Rentable square feet	115,617	575,033	188,562	539,939	485,936	381,017

Per rentable square foot	$3.67	$0.92	$0.75	$2.45	$1.51	$1.65

Leasing Commissions:
Total dollars committed under signed leases 2/	$74,106	$142,246	$23,647	$433,927	$109,087	$156,602
Rentable square feet	115,617	575,033	188,562	539,939	485,936	381,017

Per rentable square foot	$0.64	$0.25	$0.13	$0.80	$0.22	$0.41

Total:
Total dollars committed under signed leases	$498,945	$670,380	$165,749	$1,757,717	$841,680	$786,894
Rentable square feet	115,617	575,033	188,562	539,939	485,936	381,017

Per rentable square foot	$4.32	$1.17	$0.88	$3.26	$1.73	$2.07

1/	Includes 5K square feet of leases that start in 2008 or later.
2/	Excludes a full allocation of internal leasing costs.

Highwoods Properties, Inc.	14

Leasing Statistics

Retail Portfolio

	Three Months Ended
	9/30/07	6/30/07	3/31/07 1/	12/31/06	9/30/06	Average
Net Effective Rents Related to Re-Leased Space:
Number of lease transactions (signed leases)	8	8	9	8	8	8
Rentable square footage leased	24,629	14,721	41,357	23,748	26,472	26,185
Square footage of Renewal Deals	18,097	7,072	39,171	9,855	17,179	18,275
Renewed square footage (% of total)	73.5%	48.0%	94.7%	41.5%	64.9%	69.8%
New Leases square footage (% of total)	26.5%	52.0%	5.3%	58.5%	35.1%	30.2%
Weighted average per rentable square foot over the lease term:
Base rent	$24.06	$33.29	$23.23	$18.27	$24.75	$24.72
Tenant improvements	(1.17)	(2.57)	(0.12)	(0.08)	(1.40)	(1.07)
Leasing commissions 2/	(0.46)	(1.25)	(0.24)	(0.41)	(0.61)	(0.59)
Rent concessions	0.00	0.00	0.00	(0.20)	0.00	(0.04)

Effective rent	22.43	29.47	22.87	17.58	22.74	23.02
Expense stop	0.00	0.00	0.00	0.00	0.00	0.00

Equivalent effective net rent	$22.43	$29.47	$22.87	$17.58	$22.74	$23.02

Weighted average term in years	6.1	7.0	4.2	8.6	5.2	6.2

Capital Expenditures Related to Re-leased Space:
Tenant Improvements:
Total dollars committed under signed leases	$260,407	$335,337	$27,507	$15,000	$288,272	$185,304
Rentable square feet	24,629	14,721	41,357	23,748	26,472	26,185

Per rentable square foot	$10.57	$22.78	$0.67	$0.63	$10.89	$7.08

Leasing Commissions:
Total dollars committed under signed leases 2/	$17,601	$83,077	$1,981	$1,981	$46,048	$30,138
Rentable square feet	24,629	14,721	41,357	23,748	26,472	26,185

Per rentable square foot	$0.71	$5.64	$0.05	$0.08	$1.74	$1.15

Total:
Total dollars committed under signed leases	$278,008	$418,414	$29,488	$16,981	$334,320	$215,442
Rentable square feet	24,629	14,721	41,357	23,748	26,472	26,185

Per rentable square foot	$11.29	$28.42	$0.71	$0.72	$12.63	$8.23

1/	Includes 17K square feet of leases that start in 2009 or later.
2/	Excludes a full allocation of internal leasing costs.

Highwoods Properties, Inc.	15

Leasing Statistics by Market

For the Three Months Ended As of 9/30/07

Office Portfolio 1/ Market	Rentable Square Feet Leased	Average Term	GAAP Rental Rate	TI’s Per SF	Lease Commissions Per SF 2/
Atlanta	383,316	3.7	$16.29	$1.09	$2.93
Nashville	254,504	4.1	20.08	3.96	2.23
Raleigh	186,672	5.1	20.40	7.89	2.28
Richmond	96,962	6.6	18.94	16.82	1.79
Piedmont Triad	55,420	5.0	17.12	2.03	0.68
Greenville	37,208	4.9	16.23	15.50	4.77
Tampa	32,628	4.8	25.75	7.34	1.59
Kansas City	31,730	4.4	18.61	5.70	2.76
Memphis	24,661	4.6	23.41	11.27	2.13
Other	19,560	9.2	34.11	29.43	0.17
Orlando	2,389	5.0	25.48	10.00	0.00

	1,125,050	4.6	$18.92	$5.79	$2.44

Industrial Portfolio Market	Rentable Square Feet Leased	Average Term	GAAP Rental Rate	TI’s Per SF	Lease Commissions Per SF 2/
Atlanta	62,976	3.8	$5.53	$1.30	$0.15
Piedmont Triad	52,641	4.8	9.69	6.51	1.19

	115,617	4.3	$7.43	$3.67	$0.64

Retail Portfolio Market	Rentable Square Feet Leased	Average Term	GAAP Rental Rate	TI’s Per SF	Lease Commissions Per SF
Kansas City	24,629	6.1	$24.06	$10.57	$0.71

	24,629	6.1	$24.06	$10.57	$0.71

1/	Excludes properties recorded on our Balance Sheet that relate to 50% or less owned joint ventures properties that are consolidated under GAAP.
2/	Lease commissions per square foot excludes capitalized internal leasing costs.

Highwoods Properties, Inc.	16

Rental Rate Comparisons by Market

For the Three Months Ended As of 9/30/07

Office Portfolio 1/ Market	Rentable Square Feet Leased	Current Rent	Previous Rent	Percentage Change Rent
Atlanta	383,316	$16.29	$19.38	-15.9%
Nashville	254,504	20.08	16.39	22.5%
Raleigh	186,672	20.40	19.67	3.7%
Richmond	96,962	18.94	17.69	7.1%
Piedmont Triad	55,420	17.12	15.32	11.7%
Greenville	37,208	16.23	14.02	15.8%
Tampa	32,628	25.75	21.68	18.8%
Kansas City	31,730	18.61	17.85	4.2%
Memphis	24,661	23.41	20.24	15.7%
Other	19,560	34.11	26.25	29.9%
Orlando	2,389	25.48	23.20	9.8%

GAAP Rent Growth	1,125,050	$18.92	$18.37	3.0%

Cash Rent Growth	1,125,050	$18.53	$19.62	-5.6%

Industrial Portfolio Market	Rentable Square Feet Leased	Current Rent	Previous Rent	Percentage Change Rent
Atlanta	62,976	$5.53	$5.13	7.7%
Piedmont Triad	52,641	9.69	9.65	0.5%

GAAP Rent Growth	115,617	$7.43	$7.19	3.3%

Cash Rent Growth	115,617	$7.59	$8.13	-6.7%

Retail Portfolio Market	Rentable Square Feet Leased	Current Rent	Previous Rent 2/	Percentage Change Rent
Kansas City	24,629	$24.06	$21.33	12.8%

GAAP Rent Growth	24,629	$24.06	$21.33	12.8%

Cash Rent Growth	24,629	$24.10	$23.30	3.5%

Average Cash Rental Rates for All In Place Leases at: 1/ 3/

Type	9/30/07	9/30/06	9/30/05	9/30/04	9/30/03
Office	$19.32	$18.32	$17.76	$17.64	$17.48
Industrial	5.20	5.06	4.98	4.69	4.60
Retail 2/	30.97	28.14	27.36	26.01	23.34

Weighted average rate	$16.56	$15.60	$15.27	$14.80	$14.13

Annual % growth rate	6.2%	2.2%	3.2%	4.7%

1/	Excludes properties recorded on our Balance Sheet that relate to 50% or less owned joint ventures properties that are consolidated under GAAP.
2/	Excludes percentage rent.
3/	Average cash rental rates represent September, 2007 cash rental revenue (base rent plus operating expense pass through revenue excluding straight-line rental income) multiplied by 12 and divided by the related leased square feet.

Highwoods Properties, Inc.	17

Lease Expirations

September 30, 2007

Dollars in thousands
Year	Rentable Square Feet Expiring	Percent of Rentable Square Feet	Annualized Cash Revenue 1/	Average Rental Rate	Percent of Annualized Cash Revenue 1/
Office: 2/
2007 /3	218,997	1.3%	$4,638	$21.18	1.4%
2008	2,038,585	11.7%	39,251	19.25	11.6%
2009	2,633,477	15.1%	51,566	19.58	15.3%
2010	2,425,315	13.9%	50,273	20.73	14.9%
2011	2,847,865	16.2%	54,291	19.06	16.0%
2012	2,222,089	12.7%	43,929	19.77	13.0%
2013	1,087,243	6.2%	20,470	18.83	6.1%
2014	817,091	4.7%	16,137	19.75	4.8%
2015	817,107	4.7%	16,158	19.77	4.8%
2016	729,773	4.2%	13,383	18.34	4.0%
2017 and thereafter	1,624,143	9.3%	27,206	16.75	8.1%

	17,461,685	100.0%	$337,302	$19.32	100.0%

Industrial:
2007 /4	69,674	1.2%	$307	$4.41	1.0%
2008	953,656	16.4%	5,555	5.82	18.4%
2009	1,114,782	19.2%	5,859	5.26	19.4%
2010	861,012	14.8%	4,530	5.26	15.0%
2011	631,548	10.9%	3,401	5.39	11.3%
2012	421,419	7.3%	2,300	5.46	7.6%
2013	210,052	3.6%	1,241	5.91	4.1%
2014	414,465	7.1%	1,698	4.10	5.6%
2015	233,882	4.0%	878	3.75	2.9%
2016	264,597	4.6%	976	3.69	3.2%
2017 and thereafter	634,240	10.9%	3,480	5.49	11.5%

	5,809,327	100.0%	$30,225	$5.20	100.0%

1/	Annualized Cash Revenue is September, 2007 cash rental revenue (base rent plus operating expense pass through revenue excluding straight-line rental income) multiplied by 12.
2/	Excludes properties recorded on our Balance Sheet that relate to 50% or less owned joint ventures properties that are consolidated under GAAP.
3/	Includes 51,000 square feet of leases that are on a month to month basis or 0.3% of total annualized revenue.
4/	Includes 59,000 square feet of leases that are on a month to month basis or 0.0% of total annualized revenue.

Note:	2007 and beyond expirations that have been renewed are reflected above based on the renewal expiration date.

Highwoods Properties, Inc.	18

Lease Expirations

September 30, 2007

(Continued)

Dollars in thousands
Year	Rentable Square Feet Expiring	Percent of Rentable Square Feet	Annualized Cash Revenue 1/	Average Rental Rate	Percent of Annualized Cash Revenue 1/
Retail:
2007 2/	19,238	1.5%	$561	$29.16	1.5%
2008	101,057	8.1%	2,864	28.34	7.4%
2009	138,904	11.2%	3,966	28.55	10.3%
2010	95,283	7.7%	3,712	38.96	9.6%
2011	75,164	6.0%	2,233	29.71	5.8%
2012	158,079	12.7%	4,815	30.46	12.5%
2013	64,443	5.2%	2,627	40.76	6.8%
2014	92,969	7.5%	1,891	20.34	4.9%
2015	127,995	10.3%	4,174	32.61	10.8%
2016	65,526	5.3%	2,641	40.30	6.9%
2017 and thereafter	305,193	24.5%	9,035	29.60	23.5%

	1,243,851	100.0%	$38,519	$30.97	100.0%

Total:
2007 3/ 4/	307,909	1.3%	$5,506	$17.88	1.4%
2008	3,093,298	12.6%	47,670	15.41	11.7%
2009	3,887,163	15.8%	61,391	15.79	15.0%
2010	3,381,610	13.8%	58,515	17.30	14.4%
2011	3,554,577	14.5%	59,925	16.86	14.8%
2012	2,801,587	11.4%	51,044	18.22	12.6%
2013	1,361,738	5.6%	24,338	17.87	6.0%
2014	1,324,525	5.4%	19,726	14.89	4.9%
2015	1,178,984	4.8%	21,210	17.99	5.2%
2016	1,059,896	4.3%	17,000	16.04	4.2%
2017 and thereafter	2,563,576	10.5%	39,721	15.49	9.8%

	24,514,863	100.0%	$406,046	$16.56	100.0%

1/	Annualized Cash Revenue is September, 2007 cash rental revenue (base rent plus operating expense pass through revenue excluding straight-line rental income) multiplied by 12.
2/	Includes 10,000 square feet of leases that are on a month to month basis or 0.1% of total annualized revenue.
3/	Includes 120,000 square feet of leases that are on a month to month basis or 0.4% of total annualized revenue.
4/	Excludes properties recorded on our Balance Sheet that relate to 50% or less owned joint ventures properties that are consolidated under GAAP.

Note:	2007 and beyond expirations that have been renewed are reflected above based on the renewal expiration date.

Highwoods Properties, Inc.	19

Office Lease Expirations by Market by Quarter 1/

Dollars in thousands
			Three Months Ended
			12/31/07 2/	03/31/08	06/30/08	09/30/08	Total
Atlanta	RSF		18,237	351,241	2,191	148,215	519,884
	% of Total Office RSF		0.1%	2.0%	0.0%	0.8%	3.0%
	Annualized Cash Revenue	3/	$182	$5,786	$51	$2,833	$8,852
	% of Total Office Annl Cash Rev		0.1%	1.7%	0.0%	0.8%	2.6%

Columbia	RSF		3,258	0	0	0	3,258
	% of Total Office RSF		0.0%	0.0%	0.0%	0.0%	0.0%
	Annualized Cash Revenue	3/	$61	$—	$—	$—	$61
	% of Total Office Annl Cash Rev		0.0%	0.0%	0.0%	0.0%	0.0%

Greenville	RSF		120	37,994	2,322	19,763	60,199
	% of Total Office RSF		0.0%	0.2%	0.0%	0.1%	0.3%
	Annualized Cash Revenue	3/	$2	$706	$42	$383	$1,133
	% of Total Office Annl Cash Rev		0.0%	0.2%	0.0%	0.1%	0.3%

Kansas City	RSF		30,556	14,601	11,395	21,413	77,965
	% of Total Office RSF		0.2%	0.1%	0.1%	0.1%	0.4%
	Annualized Cash Revenue	3/	$725	$285	$220	$478	$1,708
	% of Total Office Annl Cash Rev		0.2%	0.1%	0.1%	0.1%	0.5%

Memphis	RSF		8,542	52,005	28,037	15,681	104,265
	% of Total Office RSF		0.0%	0.3%	0.2%	0.1%	0.6%
	Annualized Cash Revenue	3/	$94	$1,117	$577	$312	$2,100
	% of Total Office Annl Cash Rev		0.0%	0.3%	0.2%	0.1%	0.6%

Nashville	RSF		32,252	39,742	39,047	49,070	160,111
	% of Total Office RSF		0.2%	0.2%	0.2%	0.3%	0.9%
	Annualized Cash Revenue	3/	$771	$822	$772	$970	$3,335
	% of Total Office Annl Cash Rev		0.2%	0.2%	0.2%	0.3%	1.0%

Orlando	RSF		6,340	3,610	0	0	9,950
	% of Total Office RSF		0.0%	0.0%	0.0%	0.0%	0.1%
	Annualized Cash Revenue	3/	$171	$96	$—	$—	$267
	% of Total Office Annl Cash Rev		0.1%	0.0%	0.0%	0.0%	0.1%

Piedmont Triad	RSF		24,243	134,765	29,565	24,642	213,215
	% of Total Office RSF		0.1%	0.8%	0.2%	0.1%	1.2%
	Annualized Cash Revenue	3/	$388	$2,298	$407	$494	$3,587
	% of Total Office Annl Cash Rev		0.1%	0.7%	0.1%	0.1%	1.1%

Raleigh	RSF		30,012	162,978	50,103	203,736	446,829
	% of Total Office RSF		0.1%	0.9%	0.3%	1.2%	2.5%
	Annualized Cash Revenue	3/	$597	$2,765	$963	$4,627	$8,952
	% of Total Office Annl Cash Rev		0.2%	0.8%	0.3%	1.4%	2.7%

Richmond	RSF		45,803	102,141	43,186	93,806	284,936
	% of Total Office RSF		0.3%	0.6%	0.2%	0.5%	1.6%
	Annualized Cash Revenue	3/	$992	$2,067	$840	$1,836	$5,735
	% of Total Office Annl Cash Rev		0.3%	0.6%	0.2%	0.5%	1.7%

Tampa	RSF		18,539	16,515	38,985	52,640	126,679
	% of Total Office RSF		0.1%	0.1%	0.2%	0.3%	0.7%
	Annualized Cash Revenue	3/	$604	$437	$940	$1,080	$3,061
	% of Total Office Annl Cash Rev		0.2%	0.1%	0.3%	0.3%	0.9%

Other	RSF		1,095	1,351	4,432	3,936	10,814
	% of Total Office RSF		0.0%	0.0%	0.0%	0.0%	0.1%
	Annualized Cash Revenue	3/	$53	$36	$117	$124	$330
	% of Total Office Annl Cash Rev		0.0%	0.0%	0.0%	0.0%	0.1%

Total	RSF		218,997	916,943	249,263	632,902	2,018,105
	% of Total Office RSF		1.2%	5.3%	1.4%	3.6%	11.5%
	Annualized Cash Revenue	3/	$4,640	$16,415	$4,929	$13,137	$39,121
	% of Total Office Annl Cash Rev		1.4%	4.9%	1.5%	3.9%	11.6%

1/	Excludes properties recorded on our Balance Sheet that relate to 50% or less owned joint ventures properties that are consolidated under GAAP.
2/	Includes 51,000 square feet of leases that are on a month to month basis or 0.3% of total annualized revenue.
3/	Annualized Cash Revenue is September, 2007 cash rental revenue (base rent plus operating expense pass through revenue excluding straight-line rental income) multiplied by 12.

Highwoods Properties, Inc.	20

Industrial Lease Expirations by Market by Quarter

Dollars in thousands
			Three Months Ended
			09/30/07 1/	12/31/07	03/31/08	06/30/08	Total
Atlanta	RSF		0	134,043	223,335	115,423	472,801
	% of Total Industrial RSF		0.0%	2.3%	3.8%	2.0%	8.1%
	Annualized Cash Revenue	2/	$1	$621	$1,242	$658	$2,522
	% of Total Industrial Annl Cash Rev		0.1%	2.1%	4.1%	2.2%	8.4%

Kansas City	RSF		0	0	0	0	0
	% of Total Industrial RSF		0.0%	0.0%	0.0%	0.0%	0.0%
	Annualized Cash Revenue	2/	$—	$—	$—	$—	$—
	% of Total Industrial Annl Cash Rev		0.0%	0.0%	0.0%	0.0%	0.0%

Piedmont Triad	RSF		69,674	382,794	13,092	5,209	470,769
	% of Total Industrial RSF		1.2%	6.6%	0.2%	0.1%	8.1%
	Annualized Cash Revenue	2/	$307	$2,283	$194	$56	$2,840
	% of Total Industrial Annl Cash Rev		1.0%	7.6%	0.6%	0.2%	9.4%

Total	RSF		69,674	516,837	236,427	120,632	943,570
	% of Total Industrial RSF		1.2%	8.9%	4.1%	2.1%	16.2%
	Annualized Cash Revenue	2/	$308	$2,904	$1,436	$714	$5,362
	% of Total Industrial Annl Cash Rev		1.1%	9.6%	4.8%	2.4%	17.8%

1/	Includes 59,000 square feet of leases that are on a month to month basis or 0.0% of total annualized revenue.
2/	Annualized Cash Revenue is September, 2007 cash rental revenue (base rent plus operating expense pass through revenue excluding straight-line rental income) multiplied by 12.

Highwoods Properties, Inc.	21

Office Lease Expirations by Market by Year 1/

Dollars in thousands
			2007 2/	2008	2009	2010	Thereafter
Atlanta	RSF		18,237	539,579	339,100	89,634	1,162,635
	% of Total Office RSF		0.1%	3.1%	1.9%	0.5%	6.7%
	Annualized Cash Revenue	3/	$182	$9,443	$5,823	$1,701	$23,956
	% of Total Office Annl Cash Rev		0.1%	2.8%	1.7%	0.5%	7.1%

Columbia	RSF		3,258	21,107	8,409	6,475	169,515
	% of Total Office RSF		0.0%	0.1%	0.0%	0.0%	1.0%
	Annualized Cash Revenue	3/	$61	$273	$132	$106	$1,465
	% of Total Office Annl Cash Rev		0.0%	0.1%	0.0%	0.0%	0.4%

Greenville	RSF		120	60,079	60,122	54,914	611,223
	% of Total Office RSF		0.0%	0.3%	0.3%	0.3%	3.5%
	Annualized Cash Revenue	3/	$2	$1,132	$1,027	$923	$10,614
	% of Total Office Annl Cash Rev		0.0%	0.3%	0.3%	0.3%	3.1%

Kansas City	RSF		30,556	76,048	127,377	123,860	404,417
	% of Total Office RSF		0.2%	0.4%	0.7%	0.7%	2.3%
	Annualized Cash Revenue	3/	$725	$1,567	$2,568	$3,230	$9,637
	% of Total Office Annl Cash Rev		0.2%	0.5%	0.8%	1.0%	2.9%

Memphis	RSF		8,542	125,443	171,604	210,614	664,077
	% of Total Office RSF		0.0%	0.7%	1.0%	1.2%	3.8%
	Annualized Cash Revenue	3/	$94	$2,671	$3,391	$4,344	$12,814
	% of Total Office Annl Cash Rev		0.0%	0.8%	1.0%	1.3%	3.8%

Nashville	RSF		32,252	167,592	674,195	488,651	1,422,218
	% of Total Office RSF		0.2%	1.0%	3.9%	2.8%	8.1%
	Annualized Cash Revenue	3/	$771	$3,473	$13,197	$9,749	$26,653
	% of Total Office Annl Cash Rev		0.2%	1.0%	3.9%	2.9%	7.9%

Orlando	RSF		6,340	3,610	11,482	79,163	131,756
	% of Total Office RSF		0.0%	0.0%	0.1%	0.5%	0.8%
	Annualized Cash Revenue	3/	$171	$96	$265	$1,808	$2,836
	% of Total Office Annl Cash Rev		0.1%	0.0%	0.1%	0.5%	0.8%

Piedmont Triad	RSF		24,243	203,513	137,457	218,845	1,165,083
	% of Total Office RSF		0.1%	1.2%	0.8%	1.3%	6.7%
	Annualized Cash Revenue	3/	$388	$3,434	$2,214	$3,419	$18,280
	% of Total Office Annl Cash Rev		0.1%	1.0%	0.7%	1.0%	5.4%

Raleigh	RSF		30,012	462,297	499,143	363,638	1,890,666
	% of Total Office RSF		0.2%	2.6%	2.9%	2.1%	10.8%
	Annualized Cash Revenue	3/	$596	$9,193	$10,161	$6,803	$34,050
	% of Total Office Annl Cash Rev		0.2%	2.7%	3.0%	2.0%	10.1%

Richmond	RSF		45,803	248,015	203,606	243,523	1,220,384
	% of Total Office RSF		0.3%	1.4%	1.2%	1.4%	7.0%
	Annualized Cash Revenue	3/	$992	$4,903	$3,906	$4,537	$21,883
	% of Total Office Annl Cash Rev		0.3%	1.5%	1.2%	1.3%	6.5%

Tampa	RSF		18,539	121,583	394,197	515,017	1,282,440
	% of Total Office RSF		0.1%	0.7%	2.3%	2.9%	7.3%
	Annualized Cash Revenue	3/	$604	$2,787	$8,754	$13,617	$28,782
	% of Total Office Annl Cash Rev		0.2%	0.8%	2.6%	4.0%	8.5%

Other	RSF		1,095	9,719	6,785	30,981	20,897
	% of Total Office RSF		0.0%	0.1%	0.0%	0.2%	0.1%
	Annualized Cash Revenue	3/	$53	$278	$130	$36	$604
	% of Total Office Annl Cash Rev		0.0%	0.1%	0.0%	0.0%	0.2%

Total	RSF		218,997	2,038,585	2,633,477	2,425,315	10,145,311
	% of Total Office RSF		1.3%	11.7%	15.1%	13.9%	58.1%
	Annualized Cash Revenue	3/	$4,639	$39,250	$51,568	$50,273	$191,574
	% of Total Office Annl Cash Rev		1.4%	11.6%	15.2%	14.9%	56.9%

1/	Excludes properties recorded on our Balance Sheet that relate to 50% or less owned joint ventures properties that are consolidated under GAAP.
2/	Includes 51,000 square feet of leases that are on a month to month basis or 0.3% of total annualized revenue.
3/	Annualized Cash Revenue is September, 2007 cash rental revenue (base rent plus operating expense pass through revenue excluding straight-line rental income) multiplied by 12.

Highwoods Properties, Inc.	22

Industrial Lease Expirations by Market by Year

Dollars in thousands
			2007 1/	2008	2009	2010	Thereafter
Atlanta	RSF		0	472,801	320,555	316,221	1,758,786
	% of Total Industrial RSF		0.0%	8.1%	5.5%	5.4%	30.3%
	Annualized Cash Revenue	2/	$—	$2,520	$2,068	$1,814	$8,885
	% of Total Industrial Annl Cash Rev		0.0%	8.3%	6.8%	6.0%	29.4%

Kansas City	RSF		0	0	1,756	0	0
	% of Total Industrial RSF		0.0%	0.0%	0.0%	0.0%	0.0%
	Annualized Cash Revenue	2/	$—	$—	$20	$—	$—
	% of Total Industrial Annl Cash Rev		0.0%	0.0%	0.1%	0.0%	0.0%

Piedmont Triad	RSF		69,674	480,855	792,471	544,791	1,051,417
	% of Total Industrial RSF		1.2%	8.3%	13.6%	9.4%	18.1%
	Annualized Cash Revenue	2/	$307	$3,034	$3,770	$2,717	$5,091
	% of Total Industrial Annl Cash Rev		1.0%	10.0%	12.5%	9.0%	16.8%

Total	RSF		69,674	953,656	1,114,782	861,012	2,810,203
	% of Total Industrial RSF		1.2%	16.4%	19.2%	14.8%	48.4%
	Annualized Cash Revenue	2/	$307	$5,554	$5,858	$4,531	$13,976
	% of Total Industrial Annl Cash Rev		1.0%	18.4%	19.4%	15.0%	46.2%

1/	Includes 59,000 square feet of leases that are on a month to month basis or 0.0% of total annualized revenue.
2/	Annualized Cash Revenue is September, 2007 cash rental revenue (base rent plus operating expense pass through revenue excluding straight-line rental income) multiplied by 12.

Highwoods Properties, Inc.	23

Customer Diversification 1/

September 30, 2007

Dollars in thousands
Top 20 Customers

Customer	RSF	Annualized Cash Revenue 2/	Percent of Annualized Cash Revenue 2/	Average Remaining Lease Term in Years
Federal Government	1,506,152	$27,765	6.84%	8.0
AT&T	656,905	13,112	3.23%	1.4
Price Waterhouse Coopers	358,611	9,714	2.39%	2.6
State of Georgia	367,986	7,664	1.89%	2.7
T-Mobile USA	207,517	5,578	1.37%	6.2
Metropolitan Life Insurance	262,586	5,040	1.24%	9.2
Lockton Companies	156,255	4,089	1.01%	7.4
Volvo	278,940	3,942	0.97%	2.8
Syniverse Technologies	198,750	3,869	0.95%	9.1
Northern Telecom	246,000	3,651	0.90%	0.4
SCI Services 3/	162,784	3,605	0.89%	9.8
Fluor Enterprises	185,600	3,321	0.82%	4.3
BB&T	209,237	3,247	0.80%	4.8
US Airways	182,775	3,139	0.77%	3.9
Jacobs Engineering Group	181,794	2,899	0.71%	8.0
Vanderbilt University	144,161	2,633	0.65%	8.0
Lifepoint Corporate Services	129,217	2,548	0.63%	3.7
Talecris Biotherapeutics	127,981	2,436	0.60%	4.3
Icon Clinical Research	110,909	2,417	0.60%	5.9
Wachovia	107,487	2,224	0.55%	2.6

	5,781,647	$112,893	27.81%	5.4

By Industry
Category	Percent of Annualized Cash Revenue 2/
Professional, Scientific, and Technical Services	20.5%
Finance/Banking	9.9%
Insurance	9.3%
Government/Public Administration	9.1%
Retail Trade	7.6%
Telecommunication	6.9%
Manufacturing	6.5%
Wholesale Trade	6.3%
Health Care and Social Assistance	5.6%
Real Estate Rental and Leasing	3.8%
Administrative and Support Services	2.9%
Accommodation and Food Services	2.9%
Information	2.8%
Transportation and Warehousing	2.5%
Other Services (except Public Administration)	2.1%
Educational Services	1.3%

100.0%

1/	Excludes properties recorded on our Balance Sheet that relate to 50% or less owned joint ventures properties that are consolidated under GAAP.
2/	Annualized Cash Revenue is September, 2007 cash rental revenue (base rent plus operating expense pass through revenue excluding straight-line rental income) multiplied by 12.
3/	Morgan Stanley acquired SCI Services (Saxon Capital, Inc.) on December 4, 2006.

Highwoods Properties, Inc.	24

Same Property Performance

Dollars in thousands
	Three months ended September 30,		Percentage Change
	2007	2006
Rental revenues 1/	$101,245	$96,503	4.9%
Operating expenses	(38,317)	(36,828)	-4.0%

	62,928	59,675	5.5%
Straight line rent	253	1,589	-84.1%
Lease termination fees	251	219	14.6%

Net operating income	$63,432	$61,483	3.2%

Average occupancy	90.3%	89.4%	1.0%

Rentable square feet	25,956,000	25,956,000

	Nine months ended September 30,		Percentage Change
	2007	2006
Rental revenues 1/	$298,865	$284,827	4.9%
Operating expenses	(112,044)	(106,260)	-5.4%

	186,821	178,567	4.6%
Straight line rent	1,222	5,686	-78.5%
Lease termination fees	1,766	1,355	30.3%

Net operating income	$189,809	$185,608	2.3%

Average occupancy	90.1%	88.7%	1.5%

Rentable square feet	25,956,000	25,956,000

	Third Quarter: 2007 vs 2006		September YTD: 2007 vs 2006
Market	NOI Percentage Change	Occupancy Percentage Change	NOI Percentage Change	Occupancy Percentage Change
Atlanta	3.0%	1.1%	3.7%	1.5%
Columbia	88.2%	66.5%	81.4%	56.0%
Greenville	13.2%	8.3%	8.2%	6.6%
Kansas City	5.3%	-0.8%	1.7%	-0.5%
Memphis	-2.1%	1.2%	1.3%	1.9%
Nashville	-2.7%	-0.2%	0.9%	0.2%
Orlando	-13.7%	-1.4%	-5.5%	-1.8%
Piedmont Triad	-3.5%	-2.9%	-7.7%	-0.9%
Raleigh	9.0%	5.5%	6.1%	4.6%
Richmond	11.4%	2.6%	1.9%	0.1%
Tampa	6.0%	-1.1%	7.6%	2.6%

	3.2%	1.0%	2.3%	1.5%

1/	Excludes straight line rents and lease termination fees.

Highwoods Properties, Inc.	25

Acquisition Activity

Dollars in thousands

Name	Market	Type	Date Acquired	Square Footage	Total Cost
First quarter 2007:
None

Second quarter 2007:
None

Third quarter 2007:
None

Highwoods Properties, Inc.	26

Disposition Activity

Dollars in thousands
Name	Market	Type 1/	Date Sold	Square Footage	Occupancy		Gross Sales Price
First quarter 2007:
1740-90 Century Center	Atlanta	O	01/17/07	69,000	N/A	2/	$9,530
Red Oak	Raleigh	O	02/02/07	65,000	68.6%
Laurel	Raleigh	O	02/02/07	40,000	85.2%
Global Software	Raleigh	O	02/02/07	93,000	90.4%
Magnolia	Raleigh	O	02/02/07	59,000	68.1%

				257,000	79.0%		$30,416

First quarter totals				326,000	79.0%		$39,946

Second quarter 2007:
Colonial Shops	Kansas City	R	04/25/07	9,000	100.0%		$1,001

Second quarter totals				9,000	100.0%		$1,001

Third quarter 2007:
EKA Chemical	Atlanta	O	09/05/07	80,000	100.0%		$9,550
Oakbrook Summit	Atlanta	I	09/12/07	234,000	95.7%		$11,625
Patewood VII	Greenville	O	09/13/07	72,000	43.0%
770 Pelham Road	Greenville	O	09/13/07	38,000	96.2%

				110,000	61.4%		$11,600
Patewood Business Center	Greenville	I	09/17/07	103,000	25.4%		$4,050

Third quarter totals				527,000	75.4%		$36,825

2007 totals				862,000	77.0%		$77,772

1/	The letters “O”, “I”, and “R” represent Office, Industrial, and Retail respectively.
2/	This property was scheduled for demolition after its disposition. All tenants vacated this property and it was removed from Highwoods’ in-service portfolio prior to 12/31/06.

Highwoods Properties, Inc.	27

Development Activity

Dollars in thousands
In - Process Property	Market	Type 1/	Rentable Square Feet	Anticipated Total Investment	Investment @ 09/30/07			Pre Leased %	Estimated Completion Date		Estimated Stabilization Date
Office:
Dept. of Homeland Security	Atlanta	O	91,000	$21,700		$21,181		100%	4Q 07		4Q 07
FAA	Atlanta	O	50,000	10,213		939		100%	2Q 08		2Q 08
Jackson FBI	Jackson, MS	O	110,000	31,713		1,351		100%	1Q 09		1Q 09
Comcast	Memphis	O	62,000	9,449		2,823		100%	3Q 08		3Q 08
Healthways	Nashville	O	255,000	58,659		43,929		100%	2Q 08		2Q 08
Cool Springs IV	Nashville	O	153,000	27,597		6,585		0%	3Q 08		1Q 10
Centregreen V	Raleigh	O	98,000	15,662		7,445		51%	1Q 08		3Q 09
Glenlake VI	Raleigh	O	122,000	24,448		12,862		57%	1Q 08		3Q 09
RBC Plaza 2/	Raleigh	O	292,000	76,056		27,995		65%	4Q 08		4Q 09

Total or Weighted Average			1,233,000	$275,497		$125,110		71%

					$	Weighted	%	74%

Industrial:
Enterprise III	Piedmont Triad	I	120,000	4,614		4,330		100%	4Q 07		4Q 08

For Sale Development:
RBC Plaza Condominiums 3/ 4/	Raleigh	RC	139 Units	$42,380		$8,763		139 Contracts	4Q 08		2Q 09
hhgregg ®	Piedmont Triad	R	30,000	5,125		2,210		100%	2Q 08		2Q 08

			30,000	47,505		10,973		100%

In-Process Total or Weighted Average 4/			1,383,000	$327,616		$140,413		74%

					$	Weighted	%	75%

Completed Not Stabilized 5/
Office:
Cordoba 6/	Kansas City	O	46,000	$6,548		$6,479		84%	4Q 06		1Q 08
Cool Springs III	Nashville	O	153,000	22,661		22,026		95%	2Q 06		4Q 07
Berkshire	Orlando	O	99,000	15,096		11,970		100%	3Q 07		2Q 08
Glenlake IV	Raleigh	O	158,000	27,311		24,729		74%	3Q 06		1Q 08
Stony Point IV	Richmond	O	107,000	13,125		12,980		96%	4Q 06		4Q 07
North Shore Commons II	Richmond	O	96,000	14,855		11,818		17%	1Q 07		2Q 08
Highwoods Baycenter I	Tampa	O	208,000	42,024		36,154		67%	3Q 07		4Q 08

Total or Weighted Average			867,000	$141,620		$126,156		76%

					$	Weighted	%	75%

Industrial:
Newpoint V	Atlanta	I	263,000	$12,947		$11,953		88%	2Q 07		2Q 08
Enterprise II	Piedmont Triad	I	418,000	15,137		14,388		72%	4Q 06		4Q 08

			681,000	$28,084		$26,341		78%
					$	Weighted	%	79%

Completed Not Stabilized Total or Weighted Average			1,548,000	$169,704		$152,497		77%

					$	Weighted	%	75%

Grand Total or Weighted Average			2,931,000	$497,320		$292,910		76%

					$	Weighted	%	75%

Placed in Service Property	Market	Type 1/	In-Service Date	Rentable Square Feet	Investment @ 09/30/07			Pre Leased %	Occ %

3330 Healy Rd 6/	Piedmont Triad	O	6/1/2007	40,000		$4,198		25%	0%
ThyssenKrupp	Memphis	O	1/10/2007	78,000		9,375		100%	100%
Highwoods Preserve VII	Tampa	O	2/1/2007	115,000		21,028		100%	100	% 7/

Total or Weighted Average				233,000		$34,601		87%	83%

					$	Weighted	%	91%	88%

1/	The Letters “O”, “I”, “R” and “RC” represent: Office, Industrial, Retail and For Sale Residential Condominiums, respectively.
2/	Includes ancillary retail space on the ground level of approximately 11,000 square feet.
3/	In January 2007 the Company executed a Joint Venture agreement for this development. The Company will have a 93% interest and will consolidate this Joint Venture. The investment amounts shown represent the Company’s 93% share.
4/	As of 9/30/07, all units are under contract. Condo units and reservations numbers are not part of In-Process Total or Weighted Average for SF & Pre-Leasing percentage.
5/	“Completed Not Stabilized” and Redevelopment properties are recorded in the Consolidated Balance Sheet in the Land and Building accounts, not Development-in-Process.
6/	Redevelopment property, the investment amounts shown include original Land and Building basis, in addition to the incremental redevelopment costs.
7/	29,000 sf is leased but will not be occupied until 4Q 08; this 29,000 sf is not included in our In-Service portfolio rentable sf until occupied.

Highwoods Properties, Inc.	28

Development Land

September 30, 2007

Dollars in thousands
Market	Usable Acres	Total Estimated Market Value
Atlanta	256	$25,751
Raleigh	190	43,216
Greensboro	54	12,518
Baltimore	39	10,900
Richmond	33	7,935
Tampa	26	13,890
Nashville	16	5,285
Memphis	15	3,620
Orlando	15	13,900
Winston-Salem	3	1,500
Kansas City	1	2,100

Total 1/ 2/	648	$140,615

1/	Developable square footage on core land holdings, which constitute 523 of the total 648 acres, is approximately 4.6 million of office space and 3.0 million of industrial space.
2/	Includes 6 acres ($2 million based on expected gross proceeds) included in property held for sale at September 30, 2007.

Highwoods Properties, Inc.	29

Unconsolidated Joint Ventures Assets, Debt and Liabilities

September 30, 2007

Dollars in thousands
			Venture’s Books
Joint Venture	Type 1/	Own %	Total Assets	Debt	Total Liabilities
Board of Trade Investment Co.	O	49.0%	$7,567	$—	$771
Dallas County Partners I, LP	O/ I	50.0%	37,647	49,571	52,021
Dallas County Partners II, LP	O	50.0%	14,795	17,080	18,215
Dallas County Partners III, LP	O	50.0%	48	—	39
Fountain Three	O/I/R	50.0%	29,278	33,106	34,819
RRHWoods , LLC	O/ M	50.0%	88,905	80,742	84,121
Kessinger/Hunter, LLC	—	26.5%	8,577	—	1,064
4600 Madison Associates, LP	O	12.5%	18,777	13,784	14,485
Highwoods DLF 98/29, LP	O	22.8%	152,924	76,022	81,333
Highwoods DLF 97/26 DLF 99/32, LP	O	42.9%	104,223	56,046	59,821
Concourse Center Associates, LLC	O	50.0%	13,537	8,967	9,166
Plaza Colonnade, LLC	O/R	50.0%	73,815	67,016	68,709
Highwoods KC Glenridge Office, LP	O	40.0%	22,614	16,500	17,174
Highwoods KC Glenridge Land, LP	O	40.0%	773	—	91
Highwoods KC Orlando, LLC	O	40.0%	207,891	142,595	150,986
Weston Lakeside, LLC	M	50.0%	—	—	—

Total			$781,371	$561,429	$592,815

			Highwoods’ Share of Joint Venture
Joint Venture	Type 1/	Own %	Total Assets	Debt	Total Liabilities
Board of Trade Investment Co.	O	49.00%	$3,708	$—	$378
Dallas County Partners I, LP	O/ I	50.00%	18,824	24,786	26,011
Dallas County Partners II, LP	O	50.00%	7,398	8,540	9,108
Dallas County Partners III, LP	O	50.00%	24	—	20
Fountain Three	O/I/R	50.00%	14,639	16,553	17,410
RRHWoods , LLC	O/ M	50.00%	44,453	40,371	42,061
Kessinger/Hunter, LLC	—	26.50%	2,273	—	282
4600 Madison Associates, LP	O	12.50%	2,347	1,723	1,811
Highwoods DLF 98/29, LP	O	22.81%	34,882	17,341	18,552
Highwoods DLF 97/26 DLF 99/32, LP	O	42.93%	44,743	24,061	25,681
Concourse Center Associates, LLC	O	50.00%	6,769	4,484	4,583
Plaza Colonnade, LLC	O/R	50.00%	36,908	33,508	34,355
Highwoods KC Glenridge Office, LP	O	40.00%	9,046	6,600	6,870
Highwoods KC Glenridge Land, LP	O	40.00%	309	—	36
Highwoods KC Orlando, LLC	O	40.00%	83,156	57,038	60,394
Weston Lakeside, LLC	M	50.00%	—	—	—

Total 2/			$309,479	$235,005	$247,552

1/	The letters “O”, “I”, “R”, and “M” represent Office, Industrial, Retail, and Multi-Family, respectively.
2/	Highwoods’ share of equity from these tables will not equal Investments in Unconsolidated Affiliates on the Consolidated Balance Sheet due to various purchase accounting and related adjustments as well as negative investment balances reclassed to Liabilities, which are not reflected in the Joint Ventures’ stand-alone financial statements.

Highwoods Properties, Inc.	30

Unconsolidated Joint Ventures Income

For the Three Months Ended September 30, 2007

Dollars in thousands
		Venture’s Books
Joint Venture	Own %	Revenue	Operating Exp	Interest	Depr/Amort	Gain on Sale	Net Income/ (Loss)
Board of Trade Investment Co.	49.00%	$535	$433	$1	$104	$—	$(3)
Dallas County Partners I, LP	50.00%	2,976	1,698	784	742	—	(248)
Dallas County Partners II, LP	50.00%	1,509	643	443	175	—	248
Dallas County Partners III, LP	50.00%	48	56	—	1	—	(9)
Fountain Three	50.00%	1,696	872	558	398	—	(132)
RRHWoods , LLC	50.00%	4,283	2,229	1,062	1,053	—	(61)
Kessinger/Hunter, LLC	26.50%	1,552	1,285	—	158	—	109
4600 Madison Associates, LP	12.50%	1,208	539	240	401	—	28
Highwoods DLF 98/29, LP	22.80%	4,733	1,796	1,269	1,617	—	51
Highwoods DLF 97/26 DLF 99/32, LP	42.93%	4,260	1,480	1,086	1,064	—	630
Concourse Center Associates, LLC	50.00%	493	135	163	76	—	119
Plaza Colonnade, LLC	50.00%	2,547	920	979	533	—	115
Highwoods KC Glenridge Office, LP	40.00%	764	401	211	164	—	(12)
Highwoods KC Glenridge Land, LP	40.00%	—	27	—	—	—	(27)
Highwoods KC Orlando, LLC	40.00%	7,746	3,330	1,879	1,962	—	575
Weston Lakeside, LLC	50.00%	—	—	—	—	—	—

Total		$34,350	$15,844	$8,675	$8,448	$—	$1,383

		Highwoods’ Share of Joint Venture
Joint Venture	Own %	Revenue	Operating Exp	Interest	Depr/Amort	Gain on Sale	Net Income/ (Loss)
Board of Trade Investment Co.	49.00%	$262	$212	$—	$51	$—	$(1)
Dallas County Partners I, LP	50.00%	1,488	849	392	371	—	(124)
Dallas County Partners II, LP	50.00%	754	322	222	87	—	123
Dallas County Partners III, LP	50.00%	24	28	—	—	—	(4)
Fountain Three	50.00%	848	436	279	199	—	(66)
RRHWoods , LLC	50.00%	2,142	1,114	531	526	—	(29)
Kessinger/Hunter, LLC	26.50%	411	341	—	42	—	28
4600 Madison Associates, LP	12.50%	151	67	30	50	—	4
Highwoods DLF 98/29, LP	22.81%	1,079	410	290	369	—	10
Highwoods DLF 97/26 DLF 99/32, LP	42.93%	1,829	636	466	457	—	270
Concourse Center Associates, LLC	50.00%	247	67	81	38	—	61
Plaza Colonnade, LLC	50.00%	1,274	460	490	267	—	57
Highwoods KC Glenridge Office, LP	40.00%	306	160	85	65	—	(4)
Highwoods KC Glenridge Land, LP	40.00%	—	11	—	—	—	(11)
Highwoods KC Orlando, LLC	40.00%	3,099	1,332	751	785	—	231
Weston Lakeside, LLC	50.00%	—	—	—	—	—	—

Total 1/ 2/		$13,914	$6,445	$3,617	$3,307	$—	$545

1/	Highwoods’ share of Depreciation and Amortization from these tables will not equal Depreciation and Amortization of Real Estate Assets for Unconsolidated Affiliates on the Statement of Funds from Operations due to various purchase accounting and related adjustments, which are not reflected in the Joint Ventures’ stand-alone financial statements.
2/	Highwoods’ share of Net Income from these tables will not equal Equity in Earnings of Unconsolidated Affiliates on the Consolidated Income Statement due to various purchase accounting and related adjustments, which are not reflected in the Joint Ventures’ stand-alone financial statements.

Highwoods Properties, Inc.	31

Unconsolidated Joint Ventures Income

For the Nine Months Ended September 30, 2007

Dollars in thousands
		Venture’s Books
Joint Venture	Own %	Revenue	Operating Exp	Interest	Depr/Amort	Gain on Sale	Net Income/ (Loss)
Board of Trade Investment Co.	49.00%	$1,726	$1,322	$5	$298	$—	$101
Dallas County Partners I, LP	50.00%	9,049	4,807	2,363	1,836	—	43
Dallas County Partners II, LP	50.00%	4,622	2,019	1,359	524	—	720
Dallas County Partners III, LP	50.00%	146	166	—	4	—	(24)
Fountain Three	50.00%	5,565	2,705	1,681	1,191	—	(12)
RRHWoods , LLC	50.00%	12,519	6,758	3,187	3,178	—	(604)
Kessinger/Hunter, LLC	26.50%	5,397	3,864	—	474	—	1,059
4600 Madison Associates, LP	12.50%	3,618	1,680	732	1,270	—	(64)
Highwoods DLF 98/29, LP	22.80%	16,643	4,458	3,195	3,612	9,311	14,689
Highwoods DLF 97/26 DLF 99/32, LP	42.93%	12,445	4,118	3,269	3,061	—	1,997
Concourse Center Associates, LLC	50.00%	1,527	402	492	238	—	395
Plaza Colonnade, LLC	50.00%	7,183	2,691	2,939	1,597	—	(44)
Highwoods KC Glenridge Office, LP	40.00%	2,732	1,243	617	481	—	391
Highwoods KC Glenridge Land, LP	40.00%	—	34	—	—	—	(34)
Highwoods KC Orlando, LLC	40.00%	24,119	9,532	5,633	5,663	—	3,291
Weston Lakeside, LLC	50.00%	222	201	193	329	11,310	10,809

Total		$107,513	$46,000	$25,665	$23,756	$20,621	$32,713

		Highwoods’ Share of Joint Venture
Joint Venture	Own %	Revenue	Operating Exp	Interest	Depr/Amort	Gain on Sale	Net Income/ (Loss)
Board of Trade Investment Co.	49.00%	$846	$648	$2	$146	$—	$50
Dallas County Partners I, LP	50.00%	4,525	2,404	1,182	918	—	21
Dallas County Partners II, LP	50.00%	2,311	1,010	680	262	—	359
Dallas County Partners III, LP	50.00%	73	83	—	2	—	(12)
Fountain Three	50.00%	2,783	1,353	841	596	—	(7)
RRHWoods , LLC	50.00%	6,260	3,379	1,594	1,589	—	(302)
Kessinger/Hunter, LLC	26.50%	1,430	1,024	—	126	—	280
4600 Madison Associates, LP	12.50%	452	210	92	159	—	(9)
Highwoods DLF 98/29, LP	22.81%	3,796	1,017	729	824	2,124	3,350
Highwoods DLF 97/26 DLF 99/32, LP	42.93%	5,343	1,768	1,403	1,314	—	858
Concourse Center Associates, LLC	50.00%	764	201	246	119	—	198
Plaza Colonnade, LLC	50.00%	3,592	1,346	1,470	799	—	(23)
Highwoods KC Glenridge Office, LP	40.00%	1,093	497	247	192	—	157
Highwoods KC Glenridge Land, LP	40.00%	—	14	—	—	—	(14)
Highwoods KC Orlando, LLC	40.00%	9,648	3,813	2,253	2,265	—	1,317
Weston Lakeside, LLC 1/	50.00%	111	101	97	165	5,034	4,782

Total 2/ 3/		$43,027	$18,868	$10,836	$9,476	$7,158	$11,005

1/	Highwoods’ share of Gain on Sale is less than 50% for Weston Lakeside, LLC due to the preferred return to Crosland as the developer.
2/	Highwoods’ share of Depreciation and Amortization from these tables will not equal Depreciation and Amortization of Real Estate Assets for Unconsolidated Affiliates on the Statement of Funds from Operations due to various purchase accounting and related adjustments, which are not reflected in the Joint Ventures’ stand-alone financial statements.
3/	Highwoods’ share of Net Income from these tables will not equal Equity in Earnings of Unconsolidated Affiliates on the Consolidated Income Statement due to various purchase accounting and related adjustments, which are not reflected in the Joint Ventures’ stand-alone financial statements.

Highwoods Properties, Inc.	32

Joint Ventures Long-Term Debt Detail 1/

Dollars in thousands
Joint Venture	Own %	Lender	Interest Rate	Maturity Date	Loan Balance 09/30/07
Dallas County Partners I, LP	50.0%	Massachusetts Mutual Life Ins. Co.	6.19%	Aug-18	$42,249
Dallas County Partners I, LP	50.0%	Thrivent	8.45%	Aug-10	1,596
Dallas County Partners I, LP	50.0%	Regions	6.30%	Jun-14	3,502
Dallas County Partners I, LP	50.0%	Sun Life	5.92%	Feb-16	1,052
Dallas County Partners I, LP	50.0%	Bankers Trust	8.00%	Jul-11	1,172

			6.31%		49,571

Dallas County Partners II, LP	50.0%	Principal Life Insurance Company	10.19%	Jun-13	17,080

Fountain Three	50.0%	Massachusetts Mutual Life Ins. Co.	6.19%	Aug-18	16,864
Fountain Three	50.0%	Thrivent	6.01%	Oct-10	3,725
Fountain Three	50.0%	Thrivent	6.01%	Apr-09	3,725
Fountain Three	50.0%	Lehman Brothers	8.02%	Jul-09	3,505
Fountain Three	50.0%	Thrivent	7.00%	Sep-12	5,287

			6.47%		33,106

RRHWoods, LLC	50.0%	Industrial Revenue Bonds 2/	3.77%	Nov-15	23,000
RRHWoods, LLC	50.0%	Bank of America	6.80%	Sep-12	26,553
RRHWoods, LLC	50.0%	Industrial Revenue Bonds 2/	3.77%	Sep-15	6,000
RRHWoods, LLC	50.0%	Industrial Revenue Bonds 2/	3.81%	Nov-15	5,500
RRHWoods, LLC	50.0%	Massachusetts Mutual Life Ins. Co.	6.19%	Aug-18	4,666
RRHWoods, LLC	50.0%	Massachusetts Mutual Life Ins. Co.	5.85%	Mar-16	7,489
RRHWoods, LLC	50.0%	UNUM Life Insurance Company	5.67%	Mar-17	4,032
RRHWoods, LLC	50.0%	Regions	6.30%	Jun-14	3,502

			5.31%		80,742

Plaza Colonnade, LLC	50.0%	Met Life	5.72%	Jan-17	48,901
Plaza Colonnade, LLC	50.0%	Tax Incremental Financing	5.38%	Mar-10	1,818
Plaza Colonnade, LLC	50.0%	Tax Incremental Financing	6.00%	Mar-16	4,394
Plaza Colonnade, LLC	50.0%	Tax Incremental Financing	5.90%	Mar-24	11,903

			5.76%		67,016

4600 Madison Associates, LLC	12.5%	State Farm	6.85%	Apr-18	13,784
Highwoods DLF 98/29, LP	22.8%	USG Annuity & Life Company	6.78%	Apr-11	48,372
Highwoods DLF 98/29, LP	22.8%	Goldman Sachs	6.11%	Jul-17	27,650
Highwoods DLF 97/26 DLF 99/32, LP	42.9%	Massachusetts Mutual Life Ins. Co.	7.66%	May-12	56,046
Concourse Center Associates, LLC	50.0%	Lincoln National Life Insurance Co.	6.95%	Jul-10	8,967
Highwoods KC Orlando, LLC	40.0%	Met Life	5.21%	Jul-14	142,595
Highwoods KC Glenridge Office	40.0%	Wachovia	4.84%	Jun-14	16,500

			6.07%		313,914

			6.09%		$561,429

Highwoods’ share of the above					$235,005

1/	Excludes loans related to two “consolidated” joint ventures.
2/	Floating rate loan based on market rates.

Highwoods Properties, Inc.	33

Joint Ventures Portfolio Summary

As of September 30, 2007
Summary by Location:
			Percentage of Annualized Cash Revenue Highwoods’ Share Only 1/
Market	Rentable Square Feet	Occupancy	Office	Industrial	Retail	Multi-Family	Total
Des Moines 2/	2,474,000	92.9%	28.2%	4.1%	1.0%	3.3%	36.6%
Orlando	1,853,000	90.8%	29.5%	—	—	—	29.5%
Atlanta	835,000	96.4%	12.8%	—	—	—	12.8%
Kansas City	718,000	81.2%	8.2%	—	—	—	8.2%
Richmond	413,000	100.0%	4.9%	—	—	—	4.9%
Piedmont Triad	364,000	96.9%	3.4%	—	—	—	3.4%
Tampa	205,000	98.8%	1.9%	—	—	—	1.9%
Raleigh	178,000	100.0%	1.5%	—	—	—	1.5%
Charlotte	148,000	100.0%	0.7%	—	—	—	0.7%
Other	110,000	100.0%	0.5%	—	—	—	0.5%

Total 3/	7,298,000	92.8%	91.6%	4.1%	1.0%	3.3%	100.0%

1/	Annualized Cash Revenue is September, 2007 cash rental revenue (base rent plus operating expense pass through revenue excluding straight-line rental income) multiplied by 12.
2/	Excludes 418 apartment units and related occupancy percentage of 98.1%.
3/	Includes 618,000 square feet of properties in joint ventures that are consolidated.

Highwoods Properties, Inc.	34

Joint Ventures Lease Expirations

September 30, 2007

Dollars in thousands
Year	Rentable Square Feet Expiring	Percent of Rentable Square Feet	Annualized Cash Revenue 1/	Average Rental Rate	Percent of Annualized Cash Revenue 1/
Total
2007	223,746	3.3%	$4,372	$19.54	3.3%
2008	1,222,332	18.1%	22,335	18.27	16.7%
2009	662,588	9.8%	13,795	20.82	10.4%
2010	720,750	10.6%	13,329	18.49	10.0%
2011	936,561	13.8%	19,485	20.80	14.6%
2012	541,105	8.0%	11,519	21.29	8.7%
2013	1,012,896	15.0%	18,651	18.41	14.0%
2014	406,766	6.0%	9,282	22.82	7.0%
2015	611,874	9.0%	10,674	17.44	8.0%
2016	76,970	1.1%	975	12.67	0.7%
2017 and thereafter	360,963	5.3%	8,744	24.22	6.6%

	6,776,551	100.0%	$133,161	$19.65	100.0%

1/	Annualized Cash Revenue is September, 2007 cash rental revenue (base rent plus operating expense pass through revenue excluding straight-line rental income) multiplied by 12.

Highwoods Properties, Inc.	35

Joint Venture Acquisition and Disposition Activity

Dollars in thousands

Acquisitions
Name	Market	Type 1/	Date Acquired	Square Footage	Total Cost 2/
First quarter 2007:
None

Second quarter 2007:
Eola Park Centre	Orlando	O	05/21/07	167,000	$8,958

Second quarter totals				167,000	$8,958

Third quarter 2007:
None

2007 totals				167,000	$8,958

Dispositions

Name	Market	Type 1/	Date Sold	Square Footage	Occupancy	Gross Sales Price 2/
First quarter 2007:
Weston Lakeside 3/	Raleigh	M	02/22/07	322 Units	N/A	$22,500

3404 North Duke Street 4/	Raleigh	O	03/12/07	67,000	100.0%
4020 North Roxboro Road 4/	Raleigh	O	03/12/07	42,000	100.0%
4101 North Roxboro Road 4/	Raleigh	O	03/12/07	56,000	100.0%
Fairfield I 4/	Raleigh	O	03/12/07	51,000	100.0%
Fairfield II 4/	Raleigh	O	03/12/07	60,000	96.9%

				276,000	99.3%	$7,801

First quarter totals				276,000	99.3%	$30,301

Second quarter 2007:
None

Third quarter 2007:
None

2007 totals				276,000	99.3%	$30,301

1/	The letters “O” and “M” represent Office and Multi-Family, respectively.
2/	Reflects Highwoods pro-rata share only.
3/	The Weston Lakeside properties were owned by a 50% owned joint venture.
4/	These properties were 22.81% owned properties through the DLF 98/29 joint venture.

Highwoods Properties, Inc.	36

Joint Venture Development Activity

Dollars in thousands
Completed Not Stabilized
Property	% Ownership	Market	Rentable Square Feet	Anticipated Total Investment	Investment @ 09/30/07	Pre- Leasing	Estimated Completion Date	Estimated Stabilization Date
Brickstone	50%	Des Moines	31,000	$5,149	$4,665	60%	4Q 06	4Q 07

Completed Not Stabilized Total				$5,149	$4,665

Highwoods’ Share of the above				$2,575	$2,333

Highwoods Properties, Inc.	37